Exhibit 10.2

EXECUTION VERSION

BACKSTOP COMMITMENT AGREEMENT

AMONG

WEWORK COMPANIES LLC

WW CO-OBLIGOR INC.

AND

THE BACKSTOP COMMITMENT PARTIES PARTY HERETO

Dated as of March 17, 2023

i

SCHEDULES

Schedule 1	Backstop Commitment Percentages of the Backstop Commitment Parties
Schedule 2	Public Notes

EXHIBITS

Exhibit A	Form of Joinder Agreement for Related Purchaser
Exhibit B-1	Form of Joinder Agreement for Existing Commitment Party Purchaser
Exhibit B-2	Form of Amendment for Existing Commitment Party Purchaser
Exhibit C	Form of Joinder Agreement for New Purchaser

THE BACKSTOP COMMITMENT AGREEMENT

THIS BACKSTOP COMMITMENT AGREEMENT (this “Agreement”), dated as of March 17, 2023, is made by and among (i) WeWork Companies LLC, a limited liability company organized under the Laws of Delaware (“Issuer” or “WeWork LLC”), and WW Co-Obligor Inc., a corporation incorporated under the Laws of Delaware (“Co-Issuer”) (each, a “Company Party” and, collectively, the “Company Parties”), on the one hand, and (ii) each of the Backstop Commitment Parties, on the other hand. Each Company Party and each Backstop Commitment Party is referred to herein, individually, as a “Party” and, collectively, as the “Parties.”

RECITALS

WHEREAS, WeWork LLC is the issuer of the 7.875% Unsecured Notes under that certain 7.875% Unsecured Notes Indenture, dated as of April 30, 2018, by and among the Issuer, as successor to WeWork Companies Inc., as issuer, the Co-Issuer, as co-issuer, the guarantors from time to time party thereto, and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association, as successor to Wells Fargo Bank, National Association), as trustee, and the current aggregate principal amount outstanding of the 7.875% Unsecured Notes is $669.0 million;

WHEREAS, WeWork LLC is the issuer of the 5.00% Unsecured Notes, Series II issued under that certain 5.00% Unsecured Notes Indenture, dated as of December 16, 2021, by and among the Issuer, as issuer, the Co-Issuer, as co-issuer, the guarantors from time to time party thereto, and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee (the 7.875% Unsecured Notes, together with, the 5.00% Unsecured Notes, Series II, the “Public Notes”), and the current aggregate principal amount outstanding of the 5.00% Unsecured Notes, Series II is $550.0 million;

WHEREAS, prior to the date hereof, the Parties have negotiated the terms of certain transactions in good faith and at arm’s length, as set forth and as specified in and contemplated by (i) the Transaction Support Agreement, dated as of March 17, 2023, by and among WeWork Inc., a corporation incorporated under the Laws of Delaware (“WeWork”), WeWork LLC, Co-Issuer, SoftBank Group Corp., a Japanese joint-stock company, and certain affiliates thereof (collectively, the “SoftBank Entities”), and the Backstop Parties, which provides for a series of transactions with respect to the recapitalization of WeWork Inc. and its Subsidiaries pursuant to the terms set forth therein (such agreement, along with all exhibits thereto, as may be amended, restated, supplemented or otherwise modified from time to time, the “Transaction Support Agreement”), and (ii) the terms and conditions summarized in the term sheet attached to the Transaction Support Agreement (the “Term Sheet”) (collectively, the “Transactions”);

WHEREAS, subject to the terms and conditions contained in this Agreement, WeWork LLC has agreed to sell to each Backstop Commitment Party, and each Backstop Commitment Party has agreed to purchase (on a several and not joint basis), its Backstop Commitment Percentage of the Unsubscribed Securities, if any; and

WHEREAS, as consideration for their respective Backstop Commitments, the Company Parties have agreed, subject to the terms, conditions and limitations set forth herein, to pay the Backstop Commitment Parties the Backstop Commitment Premium and the Expense Reimbursement and provide the indemnification on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual promises, agreements, representations, warranties and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Parties hereby agrees as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. Terms used but not otherwise defined herein shall have the meaning set forth in the Transaction Support Agreement. Except as otherwise expressly provided in this Agreement, whenever used in this Agreement (including any Exhibits and Schedules hereto), the following terms shall have the respective meanings specified therefor below:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made (including any Related Funds of such Person); provided that for purposes of this Agreement, no Backstop Commitment Party shall be deemed an Affiliate of the Company Parties or any of their Subsidiaries. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by Contract or otherwise.

“Agreement” has the meaning set forth in the Preamble.

“Aggregate Backstop Amount” means the aggregate principal amount of Unsubscribed Securities to be issued and sold by the Company Parties to the Backstop Commitment Parties.

“Alternative Transaction” has the meaning set forth in the Transaction Support Agreement.

“Applicable Consent” has the meaning set forth in Section 4.8.

“Available Securities” means, the Unsubscribed Securities that any Backstop Commitment Party fails to purchase in accordance with the terms of this Agreement.

“Backstop Amount” has the meaning set forth in Section 2.4(a)(iii).

“Backstop Commitment” has the meaning set forth in Section 2.2.

“Backstop Commitment Party” means each Consenting Noteholder that holds a Backstop Commitment pursuant to this Agreement, including without limitation, any holder of a Backstop Commitment that is a Related Purchaser, Existing Commitment Party Purchaser or a New Purchaser that has joined this Agreement pursuant to a joinder or amendment entered into pursuant to Section 2.6(b), Section 2.6(c), or Section 2.6(d), respectively.

“Backstop Commitment Party Default” means a breach of this Agreement arising if any Backstop Commitment Party (x) fails to deliver and pay the applicable Backstop Amount for such Backstop Commitment Party’s Backstop Commitment Percentage of any Unsubscribed Securities in accordance with Section 2.4, and/or (y) denies or disaffirms such Backstop Commitment Party’s obligations in writing pursuant to this Agreement.

“Backstop Commitment Party Replacement” has the meaning set forth in Section 2.3(a).

“Backstop Commitment Party Replacement Period” has the meaning set forth in Section 2.3(a).

“Backstop Commitment Percentage” means, with respect to any Backstop Commitment Party, such Backstop Commitment Party’s percentage of the Backstop Commitment as set forth opposite such Backstop Commitment Party’s name under the column titled “Backstop Commitment Percentage” on Schedule 1 (as such schedule may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement), as applicable. Any reference to “Backstop Commitment Percentage” in this Agreement means the Backstop Commitment Percentage in effect at the time of the relevant determination.

“Backstop Commitment Premium” has the meaning set forth in Section 3.1.

“Backstop Funding Date” has the meaning set forth in Section 2.4(b).

“Business Day” has the meaning set forth in the Transaction Support Agreement.

“Closing” has the meaning set forth in Section 2.5(a).

“Closing Date” has the meaning set forth in Section 2.5(a).

“Code” has the meaning set forth in Section 4.21.

“Collateral” has the meaning set forth in the Security Agreement.

“Collateral Trustee” means U.S. Bank Trust Company, National Association, as Collateral Trustee under the New Money Securities Indenture.

“Co-Issuer” has the meaning set forth in the preamble.

“Company Parties” has the meaning set forth in the preamble.

“Company SEC Documents” means all of the reports, schedules, forms, statements and other documents (including exhibits and other information incorporated therein) filed with the SEC by WeWork.

“Company Specified Funding Account” means the account identified to the Specified Funding Parties by WeWork LLC at least one (1) Business Day prior to the Expiration Time.

“Complete Business Day” means on any Business Day, the time from 12:00 a.m. to 11:59 p.m. (inclusive) on such Business Day.

“Consent Solicitations” means the Company Parties soliciting consents from the Unsecured Noteholders for certain proposed amendments to the Unsecured Notes Indentures to eliminate substantially all of the restrictive covenants and certain of the default provisions contained in such indentures.

“Consenting Noteholder” has the meaning set forth in the Transaction Support Agreement.

“Contract” means any legally binding agreement, contract or instrument, including any loan, note, bond, mortgage, indenture, guarantee, deed of trust, license, franchise, commitment, lease, franchise agreement, letter of intent, memorandum of understanding or other obligation, and any amendments thereto, whether written or oral.

“Credit Facility” the letter of credit facility under that certain Credit Agreement (as amended by the First Amendment dated as of February 10, 2020, the Second Amendment to the Credit Agreement and First Amendment to the Security Agreement dated as of April 1, 2020, the Third Amendment dated as of December 6, 2021, the Fourth Amendment dated as of May 10, 2022, and the Fifth Amendment dated as of December 20, 2022, and the Sixth Amendment to the Credit Agreement, dated as of February 15, 2023, and as further amended, restated, amended and restated, refinanced, replaced, extended, supplemented and/or otherwise modified from time to time), dated as of December 27, 2019, among SoftBank Vision Fund II-2, L.P., WeWork Companies LLC, SVF II GP (Jersey) Limited, SB Global Advisers Limited, the several banks and other financial institutions or entities from time to time parties thereto and Goldman Sachs International Bank, as senior tranche administrative agent and shared collateral agent and Kroll Agency Services Limited, as junior tranche administrative agent.

“Defaulting Backstop Commitment Party” means in respect of a Backstop Commitment Party Default that is continuing, the applicable defaulting Backstop Commitment Party.

“Definitive Documents” has the meaning set forth in the Transaction Support Agreement.

“DTC” means The Depository Trust Company.

“Early Exchange Time” has the meaning set forth in the Offering Memorandum, as it may be extended pursuant to the terms thereof.

“Eligible Public Noteholders” means the Public Noteholders that are permitted to participate in the Exchange Offer under the terms set forth in the Offering Memorandum.

“Environmental Laws” means all applicable laws (including common law), rules, regulations, codes, ordinances, orders in council, Orders, decrees, treaties, directives, judgments or legally binding agreements promulgated or entered into by or with any Governmental Unit, relating in any way to the environment, preservation or reclamation of natural resources, the generation, management, transportation, storage, use, Release or threatened Release of, or exposure to, any Hazardous Material or to health and safety matters.

“Environmental Liability” means any liability, obligation, loss, claim, action, order or cost, contingent or otherwise, resulting from or based upon (a) any actual or alleged violation of any Environmental Law or permit, license or approval issued thereunder, (b) the generation, use, handling, transportation, storage, or treatment of any Hazardous Materials, (c) exposure to any Hazardous Materials or (d) the Release or threatened Release of any Hazardous Materials.

“Event” means any event, development, occurrence, circumstance, effect, condition, result, state of facts or change.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Agent” means Epiq Corporate Restructuring, LLC.

“Exchange Offer” has the meaning set forth in the recitals.

“Existing Commitment Party Purchaser” has the meaning set forth in Section 2.6(c).

“Existing Documents” has the meaning set forth in the Transaction Support Agreement.

“Expense Reimbursement” has the meaning set forth in Section 3.3.

“Expiration Time” has the meaning set forth in the Offering Memorandum.

“Fiduciaries” has the meaning set forth in Section 7.1.

“Fiduciary Out Notice” has the meaning set forth in Section 7.1.

“Financial Statements” has the meaning set forth in Section 4.10.

“First Lien/Second Lien/Third Lien Intercreditor Agreement” means that certain First Lien/Second Lien/Third Lien Intercreditor Agreement, in form and substance satisfactory to the parties hereto, and acknowledged by the Issuer, the Co-Issuer and the Guarantors.

“Funding Date” has the meaning set forth in the Offering Memorandum.

“Funding Notice” has the meaning set forth in Section 2.4(a).

“GAAP” has the meaning set forth in Section 4.10.

“Governmental Unit” means any U.S. or non-U.S. federal, state, municipal, or other government, or other department, commission, board, bureau, agency, public authority, or instrumentality thereof, any other U.S. or non-U.S. court or arbitrator, or any self-regulatory organization (including the New York Stock Exchange).

“Guarantor” has the meaning set forth in the New Money Securities Indenture.

“Hazardous Materials” means all pollutants, contaminants, wastes, chemicals, materials, substances and constituents, exposure to which or release of which can pose a hazard to human health or the environment or are listed, regulated or defined as hazardous, toxic, pollutants or contaminants under any Environmental Laws, including materials defined as “hazardous substances” under the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. §§ 9601 et seq., and any radioactive substances or petroleum or petroleum distillates, asbestos or asbestos containing materials, per- and polyfluoroalkyl substances, polychlorinated biphenyls or radon gas.

“Indemnified Claim” has the meaning set forth in Section 9.2.

“Indemnified Person” has the meaning set forth in Section 9.1.

“Indemnifying Party” has the meaning set forth in Section 9.1.

“Initial Backstop Commitment Parties” means each Backstop Commitment Party that is a party to the Backstop Commitment Agreement as of the date of execution hereof.

“Initial Backstop Commitment Parties Advisors” means (i) Davis Polk & Wardwell LLP in its capacity as legal advisor to the Initial Backstop Commitment Parties, and (ii) any other professionals (which, with respect to legal advisors, shall be limited to local and specialist counsel) retained by the Initial Backstop Commitment Parties in connection with the Transactions.

“Intercreditor Agreements” the Pari Passu Intercreditor Agreement and the First Lien/Second Lien/Third Lien Intercreditor Agreement.

“Issuer” has the meaning set forth in the preamble.

“IT Systems” has the meaning set forth in Section 4.32.

“Law” means any law (statutory or common), statute, regulation, rule, code or ordinance enacted, adopted, issued or promulgated by any Governmental Unit.

“Legal Proceedings” has the meaning set forth in Section 4.14.

“Legend” has the meaning set forth in Section 6.11.

“Lien” means, unless otherwise specified herein, a lien, mortgage, pledge, security interest, charge, title defect, adverse claim, option to purchase or other lien of any kind or nature whatsoever but excluding any license of Intellectual Property.

“Losses” has the meaning set forth in Section 9.1.

“Material Adverse Effect” means any Event after December 31, 2021 which individually, or together with all other Events, has had or would reasonably be expected to have a material and adverse effect on (a) the business, operations, assets, properties, or financial condition of the Company Parties, taken as a whole, or (b) the ability of the Company Parties, taken as a whole, to perform their respective obligations under, or to consummate the Transactions, in each case, except to the extent such Event results from, arises out of, or is attributable to, the following (either alone or in combination): (i) any changes after the date hereof in applicable Law or GAAP, or in the interpretation or enforcement thereof; (ii) the execution, announcement or performance of this Agreement, the Transaction Support Agreement, or the other Definitive Documents or the transactions contemplated hereby or thereby, including, without limitation, the Transactions; (iii) changes in the market price or trading volume of the claims or equity or debt securities of the Company Parties (but not the underlying facts giving rise to such changes unless such facts are otherwise excluded pursuant to the clauses contained in this definition); (iv) any action taken at the express written request of the Backstop Commitment Parties or taken by the Backstop Commitment Parties, including any breach of this Agreement by the Backstop Commitment Parties; (v) any failure by the Company Parties to meet any internal or published projection for any period (but not the underlying facts giving rise to such failure unless such facts are otherwise excluded pursuant to other clauses contained in this definition); or (vi) any events or developments arising from or related to the breach of this Agreement or the Transaction Support Agreement by the Backstop Commitment Parties; provided that the exceptions set forth in clause (i) of this definition shall apply to the extent that such Event is disproportionately adverse to the Company Parties, taken as a whole, as compared to other companies comparable in size and scale to the Company Parties operating in the industries in which the Company Parties operate, but in each case, solely to the extent of such disproportionate impact.

“Material Contracts” means all “plans of acquisition, reorganization, arrangement, liquidation or succession” and “material contracts” (as such terms are defined in Items 601(b)(2) and 601(b)(10) of Regulation S-K under the Exchange Act or required to be discussed on a current report on Form 8-K) to which any Company Party is a party.

“MNPI” means material nonpublic information.

“New Money Securities” means the 15.0% First Lien Senior Secured PIK Notes due 2027 issued by WeWork LLC and Co-Issuer in the Exchange Offer and in connection with the Backstop Commitment and Backstop Commitment Premium pursuant to and in accordance with the Offering Memorandum, the Transaction Support Agreement, the Term Sheet, and this Agreement.

“New Money Securities Indenture” means the indenture governing the New Money Securities, by and among WeWork LLC, Co-Issuer, the Guarantors, the Trustee and the Collateral Trustee.

“New Purchaser” has the meaning set forth in Section 2.6(d).

“Offering Memorandum” means the confidential offering memorandum and consent solicitation statement to be used in connection with the Exchange Offer and Consent Solicitation for the Public Notes (as may be amended, restated, supplemented or otherwise modified from time to time).

“Order” means any judgment, order, award, injunction, writ, permit, license or decree of any Governmental Unit or arbitrator of applicable jurisdiction.

“Outside Date” means June 30, 2023.

“Pari Passu Intercreditor Agreement” means that certain Pari Passu Intercreditor Agreement, in form and substance satisfactory to the parties hereto, and acknowledged by the Issuer, the Co-Issuer and the Guarantors.

“Party” has the meaning set forth in the Preamble.

“Permitted Liens” means (a) Liens for Taxes that (i) are not yet due and payable or (ii) are being contested in good faith by appropriate proceedings and for which adequate reserves have been made with respect thereto; (b) mechanics’ Liens and similar Liens for labor, materials or supplies provided with respect to any Real Property or personal property incurred in the ordinary course of business consistent with past practice and do not materially detract from the value of, or materially impair the use of, any of the Real Property or personal property of the Company Parties that are in respect of amounts not more than thirty (30) days overdue or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been made with respect thereto; (c) zoning, building codes and other land use Laws regulating the use or occupancy of any Real Property or the activities conducted thereon that are imposed by any Governmental Unit having jurisdiction over such Real Property; provided that no such zoning, building codes and other land use Laws prohibit the use or occupancy of such Real Property as being presently used or intended to be used; (d) easements, covenants, conditions, restrictions and other similar matters and other title defects, in each case that do not or would not materially impair the use or occupancy of such Real Property as currently used or occupied or intended to be used or occupied or the operation of the Company Parties’ business; (e) any interest or title of a lessor under any leases or subleases entered into by any of the Company Parties in the ordinary course of business; (f) statutory Liens; and (g) Liens securing existing indebtedness (to the extent existing as of the date hereof).

“Person” means an individual, firm, corporation (including any non-profit corporation), partnership, limited liability company, joint venture, association, trust, Governmental Unit or other entity or organization.

“Personal Data” has the meaning set forth in Section 4.32.

“Pre-Closing Period” has the meaning set forth in Section 6.1.

“Public Noteholders” means the holders of the Public Notes.

“Public Notes” has the meaning set forth in the preamble.

“Purchase Account” has the meaning set forth in Section 2.4(a)(iv).

“Real Property” means, collectively, all right, title and interest in and to any and all parcels of or interests in real property owned in fee simple or leased by the Company Parties, together with all easements, hereditaments and appurtenances relating thereto, and all improvements and appurtenant fixtures incidental to the ownership or lease thereof.

“Related Fund” means, with respect to a Backstop Commitment Party, any Affiliates (including at the institutional level) of such Backstop Commitment Party or any fund, account (including any separately managed accounts) or investment vehicle that is controlled, managed, advised or sub-advised by such Backstop Commitment Party, an Affiliate of such Backstop Commitment Party or by the same investment manager, advisor or subadvisor as such Backstop Commitment Party or an Affiliate of such Backstop Commitment Party.

“Related Party” means, with respect to any Person, (i) any former, current or future director, officer, agent, Representative, Affiliate, employee, general or limited partner, member, controlling persons, manager or stockholder of such Person and (ii) any former, current or future director, officer, agent, Representative, Affiliate, employee, general or limited partner, member, controlling persons, manager or stockholder of any of the foregoing, in each case solely in their respective capacity as such.

“Related Purchaser” has the meaning set forth in Section 2.6(b).

“Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, emanating or migrating in, into, onto or through the environment.

“Replacement Backstop Commitment Parties” has the meaning set forth in Section 2.3(a).

“Representatives” means, with respect to any Person, such Person’s directors, officers, members, partners, managers, employees, agents, investment bankers, attorneys, accountants, advisors and other representatives.

“Required Backstop Commitment Parties” means, as of the date of determination, the Backstop Commitment Parties holding a majority of the aggregate amount of Backstop Commitments of all Backstop Commitment Parties (excluding any Defaulting Backstop Commitment Parties and their corresponding Backstop Commitments).

“SEC” means the U.S. Securities and Exchange Commission.

“Security Documents” means that certain first lien pledge and security agreement (the “Security Agreement”), together with any agreements (including any intellectual property security agreements) or instruments granting a Lien on the Collateral in favor of the Collateral Trustee for the benefit of itself, the Trustee and the holders of the New Money Securities. For purposes of this definition, “Lien” shall have the meaning set forth in the New Money Securities Indenture.

“Securities Act” means the Securities Act of 1933, as amended.

“Settlement Date” has the meaning set forth in the Offering Memorandum, as it may be extended pursuant to the terms thereof.

“Significant Terms” means, collectively, (i) the definitions of “Aggregate Backstop Amount”, “Backstop Amount”, “Backstop Commitment Percentage”, “Outside Date”, “Required Backstop Commitment Parties” and “Significant Terms” and (ii) the terms of Section 2.1, Section 2.2, Section 2.3, Section 2.4, Section 2.5, Section 2.6, Section 2.7, Article III, Section 8.3, Article IX, Section 10.5 and Section 11.7.

“SoftBank Commitment Agreement” means that certain Purchase, Exchange and Sale Agreement, to be entered into by WeWork, the Issuer, the Co-Issuer, and certain SoftBank Affiliates on or prior to the Closing Date.

“Specified Funding Party” means any Backstop Commitment Party that is prohibited or restricted under its applicable investment management agreement or related documents or by law or regulation (including registered investment companies under the 40 Act) from paying or delivering funds into an escrow account prior to the Closing Date.

“Stockholder Rights Plan” means a stockholder rights agreement designed to protect the Company’s U.S. tax attributes (including net operating loss carryforwards) and the dividend or distribution of rights to purchase equity securities (or securities convertible into equity securities) of the Company pursuant to such stockholder rights agreement and the transactions contemplated thereby, including the issuance of equity securities (or securities convertible into equity securities) of the Company pursuant to the exercise of such rights.

“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture or other legal entity as to which such Person (either alone or through or together with any other subsidiary or Affiliate), (a) owns, directly or indirectly, more than fifty percent (50%) of the stock or other equity interests, (b) has the power to elect a majority of the board of directors or similar governing body thereof or (c) has the power to direct, or otherwise control, the business and policies thereof.

“Subsidiary Interests” has the meaning set forth in Section 4.1.

“Supermajority Backstop Commitment Parties” means, as of the date of determination, the Backstop Commitment Parties holding at least two-thirds of the aggregate amount of Backstop Commitments of all Backstop Commitment Parties (excluding any Defaulting Backstop Commitment Parties and their corresponding Backstop Commitments).

“Taxes” (A) means all taxes, assessments, duties, levies or other similar mandatory governmental charges paid to a Governmental Unit in the nature of a tax, including all federal, state, local, foreign and other income, franchise, profits, gross receipts, capital gains, capital stock, transfer, property, sales, use, value-added, occupation, excise, severance, windfall profits, stamp, payroll, social security, withholding and other taxes, assessments, duties, levies or other similar mandatory governmental charges in the nature of tax paid to a Governmental Unit (whether payable directly or by withholding and whether or not requiring the filing of a return), and including all estimated taxes, deficiency assessments, additions to tax, penalties and interest thereon.

“Term Sheet” has the meaning set forth in the preamble.

“Third-Party Commitment Agreement” means, as it may be amended, supplemented, or otherwise modified from time to time, that certain Securities Purchase and Commitment Agreement, dated as of the date hereof, by and among WeWork, WeWork LLC, and the Co-Issuer, and Cupar Grimmond, LLC.

“Transaction Support Agreement” has the meaning set forth in the preamble.

“Transactions” has the meaning set forth in the preamble.

“Transfer” means sell, transfer, assign, pledge, hypothecate, participate, donate or otherwise encumber or dispose of, directly or indirectly (including through derivatives, options, swaps, pledges, forward sales or other transactions in which any Person receives the right to own or acquire any current or future interest in) a Backstop Commitment, an Unsecured Notes Claim or the act of any of the aforementioned actions.

“Trustee” means U.S. Bank Trust Company, National Association, as trustee under the New Money Securities Indenture.

“Unsubscribed Securities” means up to $500 million in aggregate principal amount of the New Money Securities that have not been duly and timely subscribed for and paid for on the Funding Date by any Eligible Public Holder in accordance with the Offering Memorandum, the Transaction Support Agreement and the Term Sheet.

“WeWork” has the meaning set forth in the preamble.

“WeWork LLC” has the meaning set forth in the preamble.

Section 1.2 Construction. In this Agreement, unless the context otherwise requires:

(a) references to Articles, Sections, Exhibits and Schedules are references to the articles and sections or subsections of, and the exhibits and schedules attached to, this Agreement;

(b) references in this Agreement to “writing” or comparable expressions include a reference to a written document transmitted by means of electronic mail, in portable document format (pdf), facsimile transmission or comparable means of communication;

(c) words expressed in the singular number shall include the plural and vice versa; words expressed in the masculine shall include the feminine and neuter gender and vice versa;

(d) the words “hereof,” “herein,” “hereto” and “hereunder,” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including all Exhibits and Schedules attached to this Agreement, and not to any provision of this Agreement;

(e) the term this “Agreement” shall be construed as a reference to this Agreement as the same may have been, or may from time to time be, amended, modified, varied, novated or supplemented;

(f) “include,” “includes” and “including” are deemed to be followed by “without limitation” whether or not they are in fact followed by such words;

(g) the use of “or” shall not be exclusive;

(h) references to “day” or “days” are to calendar days;

(i) references to “the date hereof” means the date of this Agreement;

(j) unless otherwise specified, references to a statute mean such statute as amended from time to time and include any successor legislation thereto and any rules or regulations promulgated thereunder in effect from time to time; and

(k) references to “dollars” or “$” refer to the currency of the United States of America, unless otherwise expressly provided.

ARTICLE II

BACKSTOP COMMITMENT

Section 2.1 The Exchange Offer and Consent Solicitations. (a) On and subject to the terms and conditions hereof, the Company Parties shall conduct the Exchange Offer and Consent Solicitations pursuant to, and in accordance with, the Offering Memorandum, the Transaction Support Agreement, the Term Sheet and this Agreement. (b) Each Backstop Commitment Party hereby commits to tender for exchange, and in each case not withdraw, (i) all Public Notes owned by such Backstop Commitment Party on or before the Early Exchange Time and (ii) all Public Notes owned by such Backstop Commitment Party on or before the Early Exchange Time not previously tendered pursuant to clause (i), in each case in accordance with the terms and procedures set forth in the Offering Memorandum. Each Backstop Commitment Party hereby commits, in connection with its tender of Public Notes, to participate in the Consent Solicitations.

Section 2.2 The Backstop Commitment. On and subject to the terms and conditions hereof, each Backstop Commitment Party agrees, severally and not jointly, to purchase, and the Company Parties agree to sell to such Backstop Commitment Party, on the Closing Date the aggregate principal amount of Unsubscribed Securities equal to (i) such Backstop Commitment Party’s Backstop Commitment Percentage multiplied by (ii) the aggregate principal amount of Unsubscribed Securities at a purchase price of 100% of the principal amount thereof (in each case rounding down to the applicable minimum denomination to avoid fractional notes) (the “Backstop Commitment”).

Section 2.3 Backstop Commitment Party Default. (a) Within three (3) Business Days after receipt of written notice from the Company Parties to all Backstop Commitment Parties of a Backstop Commitment Party Default, which notice shall be given promptly to all Backstop Commitment Parties substantially concurrently following the occurrence of such Backstop Commitment Party Default (such three (3) Business Day period, which may be extended with the consent of the Required Backstop Commitment Parties and the Company Parties, the “Backstop Commitment Party Replacement Period”), the Backstop Commitment Parties and their respective Related Funds (other than any Defaulting Backstop Commitment Party) shall have the right, but not the obligation, to make arrangements for one or more of the Backstop Commitment Parties (other than any Defaulting Backstop Commitment Party) to purchase all or any portion of the Available Securities (such purchase, a “Backstop Commitment Party Replacement”) on the terms and subject to the conditions set forth in this Agreement and in such amounts as may be agreed upon by all of the Backstop Commitment Parties electing to purchase all or any portion of the Available Securities, or, if no such agreement is reached, based upon the applicable Backstop Commitment Percentage of any such Backstop Commitment Parties and their respective Related Purchasers (other than any Defaulting Backstop Commitment Party) (such Backstop Commitment Parties under this Section 2.3, the “Replacement Backstop Commitment Parties”). Any such Available Securities purchased by a Replacement Backstop Commitment Party shall be included, among other things, in the determination of (x) the Unsubscribed Securities to be purchased by such Replacement Backstop Commitment Party for all purposes hereunder, (y) the Backstop Commitment Percentage of such Replacement Backstop Commitment Party for all purposes hereunder and (z) the Backstop Commitment of such Replacement Backstop Commitment Party for purposes of the definition of the “Required Backstop Commitment Parties.” Schedule 1 shall be deemed revised without requiring a written instrument signed by the Company Parties and the Required Backstop Commitment Parties to reflect conforming changes in the composition of the Backstop Commitment Parties and Backstop Commitment Percentages as a result of any Backstop Commitment Party Replacement in compliance with this Section 2.3(a).

(b) Notwithstanding anything in this Agreement to the contrary, if a Backstop Commitment Party is a Defaulting Backstop Commitment Party, (x) it shall not be entitled to any of the Backstop Commitment Premium or any expense reimbursement that would otherwise be owed applicable solely to such Defaulting Backstop Commitment Party (including the Expense Reimbursement) provided, or to be provided, under or in connection with this Agreement, and (y) it shall not be entitled to any indemnification pursuant to Article IX hereof. All distributions of New Money Securities distributable to a Defaulting Backstop Commitment Party on account of the Backstop Commitment Premium (i) shall be re-allocated contractually and turned over as liquidated damages to those non-Defaulting Backstop Commitment Parties that have elected to subscribe for their full adjusted Backstop Commitment Percentage, or (ii) if Available Securities are not purchased by the non-Defaulting Backstop Commitment Parties, forfeited and retained by the Company Parties, as applicable.

(c) Nothing in this Agreement shall be deemed to require a Backstop Commitment Party to purchase more than its Backstop Commitment Percentage of the Unsubscribed Securities.

(d) For the avoidance of doubt, notwithstanding anything to the contrary set forth in Section 10.6, but subject to Section 11.10, no provision of this Agreement shall relieve any Defaulting Backstop Commitment Party from any liability hereunder, or limit the availability of the remedies set forth in Section 11.9, in connection with any such Defaulting Backstop Commitment Party’s Backstop Commitment Party Default under this Article II or otherwise.

Section 2.4 Funding. (a) Promptly, and in any event no later than the second (2nd) Business Day following the Expiration Time, the Company Parties, directly or through the Exchange Agent, shall deliver to each Backstop Commitment Party a written notice (the “Funding Notice”) of:

(i) the aggregate principal amount of New Money Securities elected to be purchased by the Public Noteholders;

(ii) the aggregate principal amount of Unsubscribed Securities;

(iii) the aggregate principal amount of Unsubscribed Securities (based upon such Backstop Commitment Party’s Backstop Commitment Percentage) to be issued and sold by the Company Parties to such Backstop Commitment Party at a purchase price of 100% of the principal amount thereof (as it relates to each Backstop Commitment Party, such Backstop Commitment Party’s “Backstop Amount”, and, collectively as it relates to all of the Backstop Commitment Parties, the “Aggregate Backstop Amount”); and

(iv) the account information (including wiring instructions) for the account to which such Backstop Commitment Party shall deliver and pay its Backstop Amount (the “Purchase Account”).

(b) One Business Day prior to the Closing Date (the “Backstop Funding Date”), each Backstop Commitment Party shall deliver and pay its Backstop Amount by wire transfer (for the avoidance of doubt, Backstop Commitment Parties that are Affiliates may pay their Backstop Amount together by way of one or more wire transfers) in immediately available funds in U.S. dollars into the Purchase Account in satisfaction of such Backstop Commitment Party’s Backstop Commitment; provided, that any Backstop Commitment Party that is a Specified Funding Party shall, as early as possible on the Closing Date (or otherwise as promptly as permitted in accordance with its custody requirements), deliver and pay its Backstop Amount by wire transfer in immediately available funds in U.S. dollars into the Company Specified Funding Account in satisfaction of such Backstop Commitment Party’s Backstop Commitment; provided, further any such Specified Funding Party shall have provided notice to the Company Parties at least three (3) Business Days prior to the Expiration Time. The Purchase Account shall be established with the Exchange Agent or an escrow agent reasonably satisfactory to the Required Backstop

Commitment Parties and the Company Parties pursuant to a customary agreement in form and substance reasonably satisfactory to the Required Backstop Commitment Parties and the Company Parties. If this Agreement is terminated in accordance with its terms other than pursuant to Section 10.2(a), the funds held in the Purchase Account shall be released, and each Backstop Commitment Party shall receive from the Purchase Account the cash amount actually funded to the Purchase Account by such Backstop Commitment Party, without any interest, promptly following such termination but in any event within one (1) Business Days following such termination.

(c) The Company Parties shall promptly direct the Exchange Agent to provide any written backup, information and documentation relating to the information contained in the Funding Notice as any Backstop Commitment Party may reasonably request.

Section 2.5 Closing. (a) Subject to the satisfaction or waiver in accordance with this Agreement of the conditions set forth in Article VIII, unless otherwise mutually agreed in writing between the Company Parties and the Required Backstop Commitment Parties, the closing of the Backstop Commitments (the “Closing”), shall take place via electronic mail in portable document format (.pdf) on the Settlement Date. The date on which the Closing actually occurs shall be referred to herein as the “Closing Date.”

(b) At the Closing, the funds held in the Purchase Account and the Specified Company Account shall be utilized as set forth in, and in accordance with, the Offering Memorandum.

(c) At the Closing, the issuance of the New Money Securities will be made by the Company Parties to each Backstop Commitment Party (or to its designee in accordance with Section 2.7) against payment of such Backstop Commitment Party’s Backstop Amount, in satisfaction of such Backstop Commitment Party’s Backstop Commitment. The New Money Securities will be delivered pursuant to this Section 2.5(c) and Section 3.1 into the account of the applicable Backstop Commitment Party through the facilities of DTC; provided, however, that to the extent DTC does not permit the New Money Securities to be deposited through its facilities, such securities will be delivered, at the option of such Backstop Commitment Party, in book entry form on the register of the Company Parties’ agent (which may be the Trustee or any other agent appointed by the Company pursuant to the New Money Securities Indenture) or in the form of physical notes to the account of such Backstop Commitment Party. Notwithstanding anything to the contrary in this Agreement, all New Money Securities will be delivered with all issue, stamp, transfer, sales and use, or similar transfer Taxes or duties that are due and payable (if any) in connection with such delivery duly paid by the Company Parties.

Section 2.6 Transfer of Backstop Commitments. (a) (i) No Backstop Commitment Party (or any permitted transferee thereof) may Transfer all or any portion of its Backstop Commitment to any Company Party or any of the Company Parties’ Affiliates; and (ii) notwithstanding any other provision of this Agreement, the Backstop Commitment may not be Transferred later than the earlier of (x) the first (1st) Business Day following the Early Exchange Time and (y) the date on which the Company Parties have sent, or have caused the Exchange Agent to send, the Funding Notice.

(b) Subject to Section 2.6(a), each Backstop Commitment Party may Transfer all or any portion of its Backstop Commitment to any Related Fund (each, a “Related Purchaser”), provided that such Backstop Commitment Party shall deliver to the Company Parties and the Initial Backstop Commitment Parties Advisors a joinder to this Agreement, substantially in the form attached hereto as Exhibit A, executed by such Related Fund, and a joinder to the Transaction Support Agreement, in a form reasonably acceptable to the Company Parties and the Required Consenting Noteholders, executed by such Related Fund. A Transfer of Backstop Commitment made pursuant to this Section 2.6(b) shall relieve such transferring Backstop Commitment Party from its obligations under this Agreement with respect to such Transfer.

(c) Subject to Section 2.6(a), each Backstop Commitment Party may Transfer all or any portion of its Backstop Commitment to any other Backstop Commitment Party or such other Backstop Commitment Party’s Related Fund (each, an “Existing Commitment Party Purchaser”), provided that (A) to the extent such Existing Commitment Party Purchaser is not a Backstop Commitment Party hereunder, prior to or concurrently with such Transfer such Backstop Commitment Party shall deliver to the Company Parties and the Initial Backstop Commitment Parties Advisors a joinder to this Agreement, substantially in the form attached hereto as Exhibit B-1, executed by such Existing Commitment Party Purchaser, and a joinder to the Transaction Support Agreement, in a form reasonably acceptable to the Company Parties and the Required Consenting Noteholders, executed by such Existing Commitment Party Purchaser, and (B) to the extent such Existing Commitment Party Purchaser is already a Backstop Commitment Party hereunder, such Backstop Commitment Party shall deliver to the Company Parties and the Initial Backstop Commitment Parties Advisors (x) an amendment to this Agreement, substantially in the form attached hereto as Exhibit B-2, executed by such Backstop Commitment Party and such Existing Commitment Party Purchaser, and (y) to the extent it is not already a party thereto, a joinder to the Transaction Support Agreement, in a form reasonably acceptable to the Company Parties and the Required Consenting Noteholders, executed by such Existing Commitment Party Purchaser. A Transfer of Backstop Commitment made pursuant to this Section 2.6(c) shall relieve such transferring Backstop Commitment Party from its obligations under this Agreement with respect to such Transfer.

(d) Subject to Section 2.6(e), each Backstop Commitment Party shall have the right to Transfer all or any portion of its Backstop Commitment to any Person that is not an Existing Commitment Party Purchaser or a Related Fund (each of the Persons to whom such a Transfer is made, a “New Purchaser”), provided that (i) such Transfer shall be subject to the reasonable consent of the Required Backstop Commitment Parties (such consent shall be deemed to have been given after three (3) Complete Business Days following notification in writing to the Initial Backstop Commitment Parties Advisors of a proposed Transfer by such Backstop Commitment Party); (ii) such Transfer shall be subject to the reasonable written consent of the Company Parties (such consent shall be deemed to have been given after three (3) Complete Business Days following written notification of a proposed Transfer by such Backstop Commitment Party to the Company Parties, unless any written objection is provided by the Company Parties to such Backstop Commitment Party during such three (3) Complete Business Day period; provided that if the Company Parties, within such three (3) Complete Business Day period, request customary financial information regarding the creditworthiness of the New Purchaser from the New Purchaser, such consent shall be deemed to have been given after five (5) Complete Business Days following the Company Parties receiving such requested financial information from the New Purchaser, unless any written objection is provided by the Company Parties to such Backstop Commitment Party during such five (5) Complete Business Day period; and (iii) prior to and in connection with such Transfer such Backstop Commitment Party shall deliver to the Company Parties and the Initial Backstop Commitment Parties Advisors a joinder to this Agreement, substantially in the form attached hereto as Exhibit C, executed by such New Purchaser, and a joinder to the Transaction Support Agreement, in a form reasonably acceptable to the Company Parties and the Required Consenting Noteholders, executed by such New Purchaser; provided that the Company Parties shall be deemed to have consented to such proposed Transfer to the extent such New Purchaser deposits in the Purchase Account on or before the date of such Transfer a Backstop Amount sufficient to fully satisfy such transferring Backstop Commitment Party’s maximum Backstop Commitment obligations under this Agreement.

(e) Any Transfer of a Backstop Commitment made (or attempted to be made) in violation of this Agreement shall be deemed null and void ab initio and of no force or effect, regardless of any prior notice provided to the Parties or any Backstop Commitment Party, and shall not create (or be deemed to create) any obligation or liability of any other Backstop Commitment Party or any Company Party to the purported transferee or limit, alter or impair any agreements, covenants, or obligations of the proposed transferor under this Agreement. Any Transfer of any Backstop Commitment made pursuant to this Agreement shall be made in compliance with applicable securities laws. After the Closing Date, nothing in this Agreement shall limit or restrict in any way the ability of any Backstop Commitment Party (or any permitted transferee thereof) to Transfer any of the New Money Securities or any interest therein.

Section 2.7 Designation Rights. Each Backstop Commitment Party shall have the right to designate by written notice to the Company Parties and the Initial Backstop Commitment Parties Advisors no later than five (5) Business Days prior to the Closing Date that some or all of the New Money Securities or the Backstop Commitment Premium that it is obligated to purchase or has the right to receive hereunder be issued in the name of, and delivered to a Related Fund of such Backstop Commitment Party on the Closing Date upon receipt by the Exchange Agent on the Backstop Funding Date of payment therefor in accordance with the terms hereof (it being understood that payment by either the Related Fund or the Backstop Commitment Party shall satisfy the applicable payment obligations of the Backstop Commitment Party), which notice of designation shall (a) be addressed to the Exchange Agent and signed by such Backstop Commitment Party and each such Related Fund, (b) specify the principal amount of New Money Securities issuable or the Backstop Commitment Premium, as applicable, to be delivered to or issued in the name of such Related Fund and (c) contain a confirmation by each such Related Fund of the accuracy of the representations set forth in Sections 5.4 through 5.6 as applied to such Related Fund; provided that no such designation pursuant to this Section 2.7 shall relieve such Backstop Commitment Party from its obligations under this Agreement.

ARTICLE III

BACKSTOP COMMITMENT PREMIUM AND EXPENSE REIMBURSEMENT

Section 3.1 Premium Payable by the Company Parties. Subject to Section 3.2, as consideration for the Backstop Commitment and the other agreements of the Backstop Commitment Parties in this Agreement, the Company Parties shall pay or cause to be paid a nonrefundable aggregate premium of 5.0% of the Backstop Commitment (the “Backstop Commitment Premium”), payable in kind in the form of additional principal amount of New Money Securities, to the Backstop Commitment Parties on the Closing Date. The Backstop Commitment Premium shall be payable, in accordance with Section 3.2, to the Backstop Commitment Parties (including any Replacement Backstop Commitment Party, but excluding any Defaulting Backstop Commitment Party) or their designees in proportion to their respective Backstop Commitment Percentages at the time the payment of the Backstop Commitment Premium is made. The provisions for the payment of the Backstop Commitment Premium and Expense Reimbursement, and the indemnification provided herein, are an integral part of the transactions contemplated by this Agreement and without these provisions the Backstop Commitment Parties would not have entered into this Agreement.

Section 3.2 Payment of Premium. The Backstop Commitment Premium shall be fully earned by the Backstop Commitment Parties upon execution of this Agreement, nonrefundable and non-avoidable and shall be paid, or caused to be paid, by the Company Parties, free and clear of any withholding or deduction for any applicable Taxes, on the Closing Date as set forth above; provided that such Backstop Commitment Party has provided a properly completed and duly executed Internal Revenue Service (“IRS”) Form W-9 or applicable Form W-8 (or similar or successor form). For the avoidance of doubt, to the extent payable in accordance with the terms of this Agreement, the Backstop Commitment Premium will be payable regardless of the amount of Unsubscribed Securities (if any) actually purchased; provided that subject to Section 2.3, the Backstop Commitment Premium shall not be payable in respect of the Backstop Commitment of any Defaulting Backstop Commitment Party. The Company Parties shall satisfy the Company Parties’ obligation to pay the Backstop Commitment Premium on the Closing Date by issuing the principal amount of New Money Securities (in each case rounding down to the applicable minimum denomination to avoid fractional notes) to each Backstop Commitment Party (or its designee pursuant to Section 2.7) equal to such Backstop Commitment Party’s applicable Backstop Commitment Premium payable to such Backstop Commitment Party. If a Backstop Commitment Party fails to provide such IRS Form, the Company Parties shall be entitled to withhold from the Backstop Commitment Premium such amounts as it is required to deduct and withhold under applicable law and shall promptly pay over such withheld amounts to the applicable governmental entity. If as a result of a change in applicable law prior to the payment of the Backstop Commitment Premium any applicable law requires the withholding or deduction of any Tax from the payment of the Backstop Commitment Premium (and such withholding could not be reduced or eliminated by the timely provision of an applicable IRS Form W-8 or W-9 or similar form), then the sum payable by the Company Parties shall be increased as necessary so that after such withholding and deduction has been made (including such withholding and deduction applicable to additional sums payable under this Section 3.2) the applicable Backstop Commitment Party receives an amount equal to the sum it would have received had no such withholding or deduction been made, and the Company Parties shall indemnify and hold harmless each Backstop Commitment Party in respect of any such Taxes.

Section 3.3 Expense Reimbursement. (a) Whether or not the transactions contemplated hereunder are consummated, the Company Parties agree to pay all of the reasonable and documented out of pocket fees and expenses incurred by the Initial Backstop Commitment Parties before, on or after the date hereof until the termination of this Agreement in accordance with its terms that have not otherwise been paid pursuant to the Transaction Support Agreement, including: (A) the reasonable and documented out of pocket fees and expenses of the Initial Backstop Commitment Parties Advisors in connection with the transactions contemplated by this Agreement and the Transaction Support Agreement; (B) all filing fees or other costs or fees associated with the matters contemplated by Section 5.8 in connection with the transactions contemplated by this Agreement and all reasonable and documented out of pocket expenses of the Backstop Commitment Parties related thereto; and (C) all reasonable and documented out-of-pocket fees and expenses incurred in connection with any Backstop Commitment Party’s initial filing on Schedule 13D, Schedule 13G or Form 3, in each case, promulgated under the Exchange Act as a result of it funding its Backstop Amount), in each case, that have been paid or are payable by the Backstop Commitment Parties (such payment obligations set forth in clauses (such payment obligations set forth in clauses (A), (B), and (C) collectively, the “Expense Reimbursement”). Notwithstanding anything to the contrary in this Agreement, this Section 3.3 shall survive the termination of this Agreement.

(b) The Expense Reimbursement as described in this Section 3.3 shall be paid in cash in accordance with the terms herein. The Expense Reimbursement shall be paid when due (for the avoidance of doubt, (x) in no event shall such invoices be due earlier than ten days after receipt thereof and (y) the invoices that shall set forth such Expense Reimbursements shall not include time details). The Expense Reimbursement accrued thereafter shall be payable by the Company Parties promptly when due.

Section 3.4 Tax Treatment. The Parties hereto (and any transferee) agree that, for U.S. federal income tax purposes, the Backstop Commitment Premium and the Expense Reimbursement shall be treated as “put premium” paid to the Backstop Commitment Parties. Each party shall file all tax returns consistent with, and take no position inconsistent with, such treatment (whether in audits, tax returns or otherwise) unless required to do so pursuant to a “determination” within the meaning of Section 1313(a) of the Code.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY PARTIES

Except as disclosed in the Company SEC Documents and publicly available on the SEC’s Electronic Data-Gathering, Analysis and Retrieval system prior to the date hereof, each of the Company Parties, jointly and severally, hereby represent and warrant to the Backstop Commitment Parties as set forth below. Except for representations, warranties and agreements that are expressly limited as to their date, each representation, warranty and agreement is made as of the date hereof.

Section 4.1 Organization and Qualification. Each Company Party (a) is duly organized and is validly existing and in good standing (or, if applicable, the equivalent in the applicable jurisdiction) under the Laws of its respective jurisdictions of organization, is duly qualified to do business and is in good standing (or, if applicable, the equivalent in the applicable jurisdiction) in each jurisdiction in which its respective ownership or lease of property or the conduct of its respective businesses requires such qualification, and has all power and authority necessary to own or hold its respective properties and to conduct its business as described or incorporated by reference in the Company SEC Documents, except where the failure to be so qualified, in good standing or have such power or authority would not have a Material Adverse Effect.

Each Company Party is the record and beneficial owner of and has good and valid title to all of the issued and outstanding equity ownership interest of each of its respective Subsidiaries (the “Subsidiary Interests”) free and clear of all Liens (other than Permitted Liens), and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Subsidiary Interests other than transfer restrictions imposed by applicable Law). All of the issued and outstanding Subsidiary Interests are duly authorized, validly issued, fully paid and nonassessable (if such concepts apply). Other than with respect to Latam Co. B.V. and WeWork Japan GK, there are no: (i) outstanding securities convertible or exchangeable into Subsidiary Interests; (ii) options, warrants, phantom equity rights, notional interests, profits interests, calls, equity equivalents, restricted equity, performance equity, profit participation rights, stock appreciation rights, redemption rights or subscriptions or other rights, agreements or commitments obligating any subsidiary to issue, transfer or sell any Subsidiary Interests; (iii) voting trusts or other agreements or understandings to which any Subsidiary is a party or by which any Subsidiary is bound with respect to the voting, transfer or other disposition of Subsidiary Interests; or (iv) outstanding obligations of any Company Party to repurchase, redeem or otherwise acquire any Subsidiary Interests.

Section 4.2 Corporate Power and Authority. Each Company Party has full right, power and authority to execute and deliver this Agreement, the Transaction Support Agreement, and the Definitive Documents (collectively, the “Transaction Documents”), to the extent a party thereto, and to perform its respective obligations hereunder and thereunder; and all action required to be taken by each Company Party for the due and proper authorization, execution and delivery of each of the Transaction Documents, to the extent a party thereto, and the consummation by each Company Party of the transactions contemplated thereby has been or will be duly and validly taken on or prior to the Closing Date.

Section 4.3 Execution and Delivery; Enforceability. This Agreement and each other Definitive Document has been, or will be on the Closing Date, duly executed and delivered by each Company Party, to the extent a party thereto. Each Company Party’s obligations hereunder and under each other Definitive Document constitute, or will constitute, the valid and legally binding obligations of such Company Party enforceable against such Company Party in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors’ rights generally and subject to general principles of equity.

Section 4.4 Authorized and Issued Capital Shares. (a) WeWork has an authorized capitalization, and all of the issued shares of capital stock of WeWork have been duly and validly authorized and issued and are fully paid and non-assessable, and conform to the description of the stock contained in the Company SEC Documents; and (b) all of the issued shares of capital stock or other Equity Interests, as applicable, of each Subsidiary of WeWork have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors’ qualifying shares) are owned directly or indirectly by WeWork, free and clear of all liens, encumbrances, equities or claims (other than liens arising under the Company Parties’ existing secured indebtedness described in the Company SEC Documents); and, (c) the stockholders of WeWork have no warrants, options, subscriptions, convertible or exchange securities or preemptive or similar rights in respect of its capital stock.

Section 4.5 Issuance. The New Money Securities and the guarantees in respect thereof have been duly authorized and, as of the Closing, will have been validly executed and delivered by the Issuer, the Co-Issuer and the Guarantors, as applicable. When the New Money Securities have been issued, executed and authenticated in accordance with the provisions of the New Money Securities Indenture and delivered to the Backstop Commitment Parties in accordance with the terms of this Agreement at the Closing, the New Money Securities and the guarantees in respect thereof will be entitled to the benefits of the New Money Securities Indenture, and will be valid and binding obligations of the Issuer, the Co-Issuer and each Guarantor, respectively, enforceable in accordance with their terms, except as the enforceability thereof may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

Section 4.6 Reserve Regulations. None of the Company Parties or any of their respective Subsidiaries nor any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance, sale and delivery of the New Money Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

Section 4.7 No Conflict. The execution, delivery and performance by the Company Parties of each of the Transaction Documents to which each is a party, and compliance by the Company Parties with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property or asset of any Company Party pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any Company Party is a party or by which any Company Party is bound or to which any property or asset of any Company Party is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of any Company Party or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not reasonably be expected to have a Material Adverse Effect.

Section 4.8 Consents and Approvals. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company Parties of each of the Transaction Documents to which each is a party, and compliance by the Company Parties with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications (i) as described or incorporated by reference in the Company SEC Documents, (ii) as may be required under applicable state securities laws and applicable rules and regulations under such laws in connection with the purchase of the New Money Securities by the Backstop Commitment Parties or (iii) such consents, approvals, authorizations, orders and registrations or qualifications that, if not obtained, would not reasonably expected to have a Material Adverse Effect.

Section 4.9 Arm’s-Length. The Company Parties agree that each of the Backstop Commitment Parties is acting solely in the capacity of an arm’s-length contractual counterparty with respect to the transactions contemplated hereby and not as a financial advisor or a fiduciary to, or an agent of any Company Party and no Backstop Commitment Party is advising any Company Party as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.

Section 4.10 Financial Statements. The (a) audited consolidated balance sheets of the Company Parties as of December 31, 2021, and the related consolidated statements of operations, comprehensive income (loss), changes in stockholders’ equity and cash flows for the year ended December 31, 2021 and the related notes thereto as filed in the Company Parties’ Annual Report on Form 10-K for such year, and (b) the unaudited consolidated balance sheets of the Company Parties as of September 30, 2022 and the related consolidated statements of operations, comprehensive income (loss) changes in stockholders’ equity and of cash flows as filed in the Company Parties’ applicable Quarterly Reports on Form 10-Q for such quarters (collectively, the “Financial Statements”) present fairly in all material respects the consolidated financial position of the Company Parties and their consolidated Subsidiaries as of the dates indicated and the results of their operations and their cash flows for the periods specified, subject to customary year-end audit adjustments and the absence of certain footnotes in the case of the unaudited quarterly financial statements. The Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) as applied on a consistent basis throughout the periods covered thereby (except as disclosed therein).

Section 4.11 Company SEC Documents. Since December 31, 2021, the Company Parties have filed all required reports, schedules, forms and statements with the SEC. As of their respective dates, and giving effect to any amendments or supplements thereto filed prior to the date of this Agreement, each of the Company SEC Documents that have been filed as of the date of this Agreement complied in all material respects with the requirements of the Securities Act or the Exchange Act applicable to such Company SEC Documents. No Company SEC Document that has been filed prior to the date of this Agreement, after giving effect to any amendments or supplements thereto and to any subsequently filed Company SEC Documents, in each case filed prior to the date of this Agreement, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 4.12 Absence of Certain Changes. Since December 31, 2021, no event, development, occurrence or change has occurred or exists that constitutes a Material Adverse Effect.

Section 4.13 No Violation; Compliance with Laws. None of the Company Parties is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any Company Party is a party or by which the any Company Party is bound or to which any property or asset of any Company Party is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except in the case of clauses (ii) and (iii) except as would not reasonably be expected to have a Material Adverse Effect.

Section 4.14 Legal Proceedings. There are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings pending to which the Company Parties or any of their Subsidiaries is a party or to which any property of the Company Parties or any of their Subsidiaries is subject (“Legal Proceedings”) that if determined adversely to the Company Parties or any of their Subsidiaries, would reasonably be expected to have a Material Adverse Effect; and no such Legal Proceedings are threatened in writing by any governmental or regulatory authority or other person that would reasonably be expected to have a Material Adverse Effect.

Section 4.15 Labor Relations. No labor disturbance by or dispute with employees of the Company Parties or any of their Subsidiaries exists or, to the knowledge of the Company Parties, is contemplated or threatened and none of the Company Parties is aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of the Company Parties’ or any of the Company Parties’ Subsidiaries’ principal suppliers, contractors or customers, except in each case as would not reasonably be expected to have a Material Adverse Effect. Neither the Company Parties nor any of their Subsidiaries has received written notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party.

Section 4.16 Intellectual Property. (i) The Company Parties and their Subsidiaries own, have the right to use or can obtain on reasonable terms the right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names and other source indicators, copyrights and copyrightable works, know-how, trade secrets, systems, procedures, proprietary or confidential information and all other worldwide intellectual property, industrial property and proprietary rights (collectively, “Intellectual Property”) used in the conduct of their respective businesses, except where the failure to own or possess such rights would not reasonably be expected to have a Material Adverse Effect; (ii) the Company Parties and their Subsidiaries’ conduct of their respective businesses does not infringe, misappropriate or otherwise violate any Intellectual Property of any person, except where the conflict would not, reasonably be expected to have a Material Adverse Effect; (iii) the Company Parties and their Subsidiaries have not received any written notice of any claim relating to Intellectual Property that would reasonably be expected to have a Material Adverse Effect; and (iv) to the knowledge of the Company Parties, the Intellectual Property of the Company Parties and their Subsidiaries is not being infringed, misappropriated or otherwise violated by any person, except as would not reasonably be expected to have a Material Adverse Effect.

Section 4.17 Title to Real and Personal Property. Except as has not had, and would not reasonably be expected to have a Material Adverse Effect, (A) the Company Parties and their Subsidiaries have good and marketable title to, or a valid leasehold interest in, all real and personal property, machinery, equipment and other tangible assets of the business necessary for the conduct of the business as presently conducted by the Company Parties and their Subsidiaries, free and clear of any and all Liens (other than Permitted Liens) and (B) all tangible property and assets (x) are in the possession or control of the Company Parties and their Subsidiaries; and (y) are in good and operable condition and repair, reasonable wear and tear excepted.

Section 4.18 No Undisclosed Relationships. Except as contemplated by the provisions of the Transaction Documents and the offering contemplated hereby, no relationship, direct or indirect, exists between or among the Company Parties or any of their Subsidiaries, on the one hand, and the directors, officers, stockholders or other affiliates of the Company Parties or any of their Subsidiaries, on the other, that is material and would be required by the Securities Act to be described in a registration statement on Form S-1 filed with the Commission, that is not so described or incorporated by reference in the Company SEC Documents.

Section 4.19 Licenses and Permits. The Company Parties and their Subsidiaries possess all licenses, sub-licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described or incorporated by reference in the Company SEC Documents, except where the failure to possess or make the same would not have a Material Adverse Effect; and except as described or incorporated by reference in the Company SEC Documents, neither the Company Parties nor any of their Subsidiaries has received notice of any revocation or modification of any such license, sub-license, certificate, permit or authorization or has any reason to believe that any such license, sub-license, certificate, permit or authorization will not be renewed in the ordinary course, other than any revocation or modification or non-renewal that would not reasonably be expected to have Material Adverse Effect.

Section 4.20 Environmental. Other than exceptions to any of the following that would not reasonably be expected to have a Material Adverse Effect, (a) no Company Party (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law for the operation of its business; or (ii) has become subject to any pending or threatened Environmental Liability, (b) to the Company Parties’ knowledge, no Hazardous Materials has been Released on, at, to, under, in or from any Real Property, and (c) to the Company Parties’ knowledge, there are no existing facts or circumstances (including any presence or Release of Hazardous Materials at any real property formerly owned, leased, or operated by any Company Party) that are reasonably likely to give rise to any Environmental Liability of any Company Party.

Section 4.21 Tax Matters. The Company Parties and their Subsidiaries have paid all federal, state, local and foreign taxes, other than those being contested in good faith and for which the Company Parties have established adequate reserves in accordance with GAAP, and filed all tax returns required to be paid or filed through the date hereof, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect; and there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company Parties or any of their Subsidiaries or any of their respective properties or assets, except where such deficiency would not reasonably be expected to have a Material Adverse Effect.

Section 4.22 Employee Benefit Plans. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to ERISA, for which the Company would have any liability, whether directly or through any member of its “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”)) (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA), and no Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA is in “endangered status” or “critical status” (within the meaning of Sections 304 and 305 of ERISA); (v) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (vi) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or is reasonably expected to occur; (vii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; (viii) neither the Company Parties nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guarantee Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA); and (ix) none of the following events has occurred or is reasonably likely to occur: (A) a material increase in the aggregate amount of contributions required to be made to all Plans subject to Title IV of ERISA by the Company Parties and their Controlled Group affiliates in the current fiscal year of the Company Parties and their Controlled Group affiliates compared to the amount of such contributions made in the Company Parties’ and their Controlled Group affiliates’ most recently completed fiscal year; or (B) a material increase in the Company Parties and their Subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Accounting Standards Codification Topic 715-60) compared to the amount of such obligations in the Company Parties and their Subsidiaries’ most recently completed fiscal year, except in each case with respect to the events or conditions set forth in (i) through (ix) hereof, as would not reasonably be expected to have a Material Adverse Effect.

Section 4.23 Internal Control Over Financial Reporting. WeWork and its Subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, WeWork’s principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. WeWork and its Subsidiaries maintain internal accounting controls sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of WeWork and its Subsidiaries; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of WeWork and its Subsidiaries are being made only in accordance with authorizations of its management and directors; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of WeWork and its Subsidiaries’ assets that could have a material effect on the financial statements. There are no material weaknesses in WeWork and its Subsidiaries’ internal controls.

Section 4.24 Disclosure Controls and Procedures. WeWork and its Subsidiaries, taken as a whole, maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by WeWork in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to WeWork’s management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure. WeWork and its Subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures to the extent required by Rule 13a-15 of the Exchange Act.

Section 4.25 Material Contracts. All Material Contracts are valid, binding and enforceable by and against each Company Party, to the extent a party thereto and to the knowledge of each Company Party each other party thereto (except where the failure to be valid, binding or enforceable would not constitute a Material Adverse Effect), and, no written notice to terminate, in whole or a material portion thereof, any Material Contract has been delivered to any Company Party (except where such termination would not reasonably be expected to have a Material Adverse Effect). None of the Company Parties nor, to the knowledge of any Company Party, any other party to any Material Contract, is in default or breach under the terms thereof, in each case, except for such instances of default or breach that would not reasonably be expected to have a Material Adverse Effect.

Section 4.26 No Unlawful Payments. Neither the Company Parties nor any of their Subsidiaries nor any director or officer of the Company Parties or any of their Subsidiaries, nor, to the knowledge of the Company Parties, any agent, affiliate or employee of the Company Parties or any of their Subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other anti-bribery or anti-corruption law applicable to the Company or any of its Subsidiaries; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company Parties and their Subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

Section 4.27 Compliance with Money Laundering Laws. The operations of the Company Parties and their Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Organised and Serious Crime Ordinance (Chapter 455 of the Laws of Hong Kong) and Anti-Money Laundering and Counter-Terrorist Financing (Financial Institutions) Ordinance (Chapter 615 of the Laws of Hong Kong), and the applicable money laundering statutes of all other jurisdictions where the Company Parties or any of their Subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency with jurisdiction over the Company Parties or any of their Subsidiaries (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company Parties or any of their Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company Parties, threatened.

Section 4.28 Compliance with Sanctions Laws. Neither the Company Parties nor any of their Subsidiaries nor any of their directors or officers nor, to the knowledge of the Company Parties, any agent, affiliate or employee of the Company Parties or any of their Subsidiaries, is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, His Majesty’s Treasury (“HMT”), or other relevant sanctions authority with jurisdiction over the Company (collectively, “Sanctions”), nor are the Company Parties or any of their Subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, the so-called Donetsk People’s Republic and Luhansk People’s Republic, the Crimea and non-government controlled areas of the Zaporizhzhia and Kherson regions of Ukraine, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”). For the past five years, the Company Parties and their Subsidiaries have not knowingly engaged in, and are not now knowingly engaged in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or in or with any Sanctioned Country.

Section 4.29 No Broker’s Fees. Except for any fees paid to PJT Partners as dealer manager of the Exchange Offer and Consent Solicitations and pursuant to that certain engagement letter, dated March 15, 2023, by and among WeWork Inc., WeWork Companies LLC and Lincoln International LLC, neither the Company Parties nor any of their Subsidiaries are a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Backstop Commitment Party for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

Section 4.30 Investment Company Act. None of the Company Parties is, and after giving effect to the offering and sale of the securities pursuant to the Transactions as contemplated by this Agreement will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

Section 4.31 Insurance. The Company Parties and their Subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are, in the Company Parties’ reasonable judgment, adequate to protect the Company Parties and their Subsidiaries and their respective businesses; and neither the Company Parties nor any of their Subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

Section 4.32 No Undisclosed Material Liabilities. There are no liabilities or obligations of any Company Party of any kind whatsoever, whether accrued, contingent, absolute, determined or determinable, and there is no existing condition, situation or set of circumstances that would reasonably be expected to result in such a liability or obligation other than: (a) liabilities or obligations disclosed and provided for in the Financial Statements; (b) liabilities or obligations incurred in the ordinary course of business consistent with past practices since the date of the most recent balance sheet presented in the Financial Statements; (c) liabilities or obligations that would not reasonably be expected to have a Material Adverse Effect; and (d) liabilities or obligations that would not be required to be set forth or reserved for on a balance sheet of the Company Parties (and the notes thereto) prepared in accordance with GAAP consistently applied and in accordance with past practice; it being understood that for purposes of this clause section, any contract, agreement or understanding with any Person providing for a payment (in cash or otherwise) in excess of $5.0 million in connection with any of the transactions contemplated under the Transaction Support Agreement or this Agreement (other than any contract, agreement, understanding or other transaction specifically contemplated by this Agreement, the Transaction Support Agreement and any other Definitive Documents) shall not be deemed to have been incurred in the ordinary course of business or deemed to be non-material, and shall otherwise be deemed to be required to be set forth on the Company Parties’ balance sheet for purposes of clause (d) above notwithstanding such clause.

Section 4.33 Cybersecurity; Data Protection. Company Parties’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company Parties and their Subsidiaries as currently conducted, free and clear of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants except as would not reasonably be expected to have a Material Adverse Effect. The Company Parties and their Subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable or regulated data (“Personal Data”)) used in connection with their businesses. To the knowledge of the Company Parties, there have been no breaches, violations, outages or unauthorized uses of or accesses to the IT Systems or Personal Data, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same and the Company Parties and its Subsidiaries have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to the IT Systems and Personal Data, except as would not reasonably be expected to have a Material Adverse Effect. The Company Parties and their Subsidiaries are presently in compliance in all material respects with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification. The Company Parties and their Subsidiaries have used reasonable best efforts to implement backup and disaster recovery technology consistent with industry standards and practices in all material respects.

Section 4.34 No Stabilization. None of the Company Parties or any of their respective Affiliates has taken nor will any such party take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company Parties to facilitate the sale or resale of the New Money Securities.

Section 4.35 Security Documents; Intercreditor Agreements. As of the Closing Date, each of the Security Documents and the Intercreditor Agreements will have been duly authorized, executed and delivered by the Issuer, the Co-Issuer and the Guarantors party thereto, and will constitute a legal, valid and binding obligations of the Issuer, the Co-Issuer and such Guarantors, enforceable against the Issuer, the Co-Issuer and such Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. The Security Documents, when executed and delivered in connection with the issuance of the New Money Securities, will create in favor of the Collateral Trustee for the benefit of itself, the Trustee and the holders of the New Money Securities, legal, valid and enforceable security interests in the Collateral and, upon the making of such filings and taking of such other actions required to be taken by the applicable Security Documents (including the filings of appropriate financing statements with the office of the Secretary of State of the state of organization of each of the Issuer, the Co-Issuer and the Guarantors, the filing of appropriate assignments or notices with the U.S. Patent and Trademark Office and the U.S. Copyright Office, and the taking of the other actions, in each case as further described in the Security Documents), the liens on such Collateral in favor of the Collateral Trustee for the benefit of itself, the Trustee and the holders of the New Money Securities will constitute perfected and continuing first-priority liens and prior to (except as otherwise provided for in the New Money Securities Indenture and the relevant Security Documents) the liens of all third Persons other than Permitted Liens.

Section 4.36 Solvency of Issuer. On the Closing Date, after giving effect to the Transactions, the use of proceeds therefrom and the payment and accrual of all transaction costs in connection with the foregoing, the fair market value of the assets of the Issuer, the Co-Issuer and their respective Subsidiaries, taken as a whole, will be, on the date of determination, greater than the fair market value of the total amount of liabilities (including contingent and unliquidated liabilities) of the Issuer, the Co-Issuer and their respective Subsidiaries, taken as a whole, will be as of such date and that, as of such date, the Issuer, the Co-Issuer and their respective Subsidiaries, taken as a whole, will be able to pay all liabilities of the Issuer, the Co-Issuer and their respective Subsidiaries, taken as a whole, as such liabilities are expected to mature and will not have unreasonably small capital for its then current business activities. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE BACKSTOP COMMITMENT PARTIES

Each Backstop Commitment Party represents and warrants as to itself only (unless otherwise set forth herein, as of the date of this Agreement and as of the Closing Date) as set forth below.

Section 5.1 Incorporation. Such Backstop Commitment Party is validly existing and in good standing under the Laws of the state of its organization.

Section 5.2 Corporate Power and Authority. Such Backstop Commitment Party has (or will have, at the relevant time) all requisite corporate or other power and authority to enter into, execute, and deliver this Agreement and to effectuate the Transactions contemplated by, and perform its respective obligations under, the Transaction Documents, to the extent a party thereto.

Section 5.3 Execution and Delivery. This Agreement and each other Transaction Document to which such Backstop Commitment Party is a party (a) has been, or prior to its execution and delivery will be, duly and validly executed and delivered by such Backstop Commitment Party and (b) assuming due and valid execution and delivery hereof and thereof by the Company Parties (as applicable), will constitute a legal, valid, and binding obligation of such Backstop Commitment Party, enforceable against such Backstop Commitment Party in accordance with their respective terms, except as enforcement may be limited by applicable Laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

Section 5.4 No Registration. Such Backstop Commitment Party understands that (a) the New Money Securities (including the Unsubscribed Securities) and any New Money Securities issued to such Backstop Commitment Party in satisfaction of the Backstop Commitment Premium, have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends on, among other things, the bona fide nature of the investment intent and the accuracy of such Backstop Commitment Party’s representations as expressed herein or otherwise made pursuant hereto, and (b) the New Money Securities (including the Unsubscribed Securities) cannot be sold unless subsequently registered under the Securities Act or an exemption from registration is available.

Section 5.5 Purchasing Intent. Such Backstop Commitment Party is not acquiring the New Money Securities (including the Unsubscribed Securities) or any New Money Securities issued to such Backstop Commitment Party in satisfaction of the Backstop Commitment Premium with the view to, or for resale in connection with, any distribution thereof not in compliance with applicable securities Laws, and such Backstop Commitment Party has no present intention of selling, granting any participation in, or otherwise distributing the same, except in compliance with applicable securities Laws.

Section 5.6 Sophistication; Evaluation. Such Backstop Commitment Party is an “accredited investor” within the meaning of Rule 501(a) of the Securities Act or a “qualified institutional buyer” within the meaning of Rule 144A of the Securities Act. Such Backstop Commitment Party understands that the New Money Securities (including the Unsubscribed Securities) are being offered and sold to such Backstop Commitment Party in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company Parties are relying upon the truth and accuracy of, and such Backstop Commitment Party’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Backstop Commitment Party set forth herein in order to determine the availability of such exemptions and the eligibility of such Backstop Commitment Party to acquire the New Money Securities (including the Unsubscribed Securities). Such Backstop Commitment Party has such knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of its investment in the New Money Securities (including the Unsubscribed Securities). Such Backstop Commitment Party understands and is able to bear any economic risks associated with such investment (including the necessity of holding such securities for an indefinite period of time). Except for the representations and warranties of the Company Parties expressly set forth in this Agreement, such Backstop Commitment Party has independently evaluated the merits and risks of its decision to enter into this Agreement and disclaims reliance on any representations or warranties, either express or implied, by or on behalf of the Company Parties.

Section 5.7 No Conflict. The entry into and performance by each Backstop Commitment Party of, and the transactions contemplated by, the Transaction Documents do not, and will not, conflict in any material respect with any Law or regulation applicable to it or with any of its articles of association, memorandum of association, or other constitutional documents.

Section 5.8 Consents and Approvals. No consent, approval, authorization, Order, registration or qualification of or with any Governmental Unit having jurisdiction over such Backstop Commitment Party or any of its properties is required for the execution and delivery by such Backstop Commitment Party of the Transaction Documents to which such Backstop Commitment Party is a party, the compliance by such Backstop Commitment Party with the provisions hereof and thereof and the consummation of the transactions (including the purchase by such Backstop Commitment Party of its Backstop Commitment Percentage of the Unsubscribed Securities or its portion of the New Money Securities) contemplated herein and therein, except any consent, approval, authorization, Order, registration or qualification which, if not made or obtained, would not reasonably be expected to have a material adverse effect on such Backstop Commitment Party’s performance of its obligations under this Agreement.

Section 5.9 Legal Proceedings. There are no Legal Proceedings pending or, to the knowledge of such Backstop Commitment Party, threatened to which the Backstop Commitment Party is a party or to which any property of the Backstop Commitment Party is the subject, that would reasonably be expected to prevent, materially delay, or materially impair the ability of such Backstop Commitment Party to consummate the Transactions contemplated by the Transaction Documents.

Section 5.10 Sufficiency of Funds. Such Backstop Commitment Party has, or will have as of the Closing, sufficient available funds to fulfill its obligations under the Transaction Documents. For the avoidance of doubt, such Backstop Commitment Party acknowledges that its obligations under this Agreement and the other Definitive Documents are not conditioned in any manner upon its obtaining financing.

Section 5.11 No Broker’s Fees. Such Backstop Commitment Party is not a party to any Contract with any Person (other than the Transaction Documents and any Contract giving rise to the Expense Reimbursement hereunder) that would give rise to a valid claim against any Company Party for a brokerage commission, finder’s fee or like payment in connection with the sale of the Unsubscribed Securities.

Section 5.12 Ownership of Notes. (a) As of the date hereof, each Backstop Commitment Party or its Affiliates, as applicable, were, collectively, the beneficial owner of, or the investment advisor or manager for the beneficial owner of, the aggregate principal amount of the Public Notes as set forth adjacent to such Backstop Commitment Party’s name under the column titled “Public Notes” on Schedule 2 attached hereto.

(b) As of the date hereof, such Backstop Commitment Party or its applicable Affiliates has the full power to vote, dispose of and compromise at least the aggregate principal amount of the Public Notes set forth adjacent to such Backstop Commitment Party’s name under the column titled “Public Notes” on Schedule 2 attached hereto.

Section 5.13 OID Legend.

Each of the New Money Securities issued in connection with this Agreement will bear an OID legend (the “OID Legend”) in substantially the following form:

“THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR U.S. FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE, AND THE YIELD TO MATURITY OF THIS NOTE MAY BE OBTAINED BY CONTACTING [NAME], [ADDRESS], AND [TELEPHONE #].”

ARTICLE VI

ADDITIONAL COVENANTS

Section 6.1 [Reserved.]

Section 6.2 [Reserved.]

Section 6.3 Mutual Commitments of the Company Parties and Backstop Commitment Parties. During the Pre-Closing Period, each of the Parties represents, warrants, and covenants to each other Party:

(a) this Agreement is a legal, valid, and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable Laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(b) as of the date of this Agreement (or such later date that it delivers its signature page hereto to the other Parties), such Party has no actual knowledge of any event that, due to any fiduciary or similar duty to any other Person or entity, would prevent it from taking any action required of it under this Agreement; and

(c) except as expressly provided by this Agreement or the Transaction Documents, it is not party to any restructuring support or similar agreements or arrangements regarding the equity or indebtedness of any of the Company Parties that have not been disclosed to all Parties to this Agreement.

Section 6.4 Commitments of the Company Parties and the Backstop Commitment Parties. During the Pre-Closing Period, each of the Company Parties, with respect to subsections (a)-(f) of this Section 6.4 agrees to, and agrees to cause each of its direct and indirect Subsidiaries to, and (ii) each of the Backstop Commitment Parties, with respect to subsections (a), (c), and (e) of this Section 6.4 agrees to:

(a) support and take all steps reasonably necessary or desirable to consummate the Transactions in accordance with this Agreement, the Transaction Support Agreement, and the Definitive Documents;

(b) use commercially reasonable best efforts to promptly obtain any and all regulatory, governmental, and third-party approvals that are necessary or advisable to effectuate and consummate the Transactions, as reasonably determined by the Company Parties and the Required Backstop Commitment Parties;

(c) negotiate in good faith and use reasonable best efforts to execute and deliver the Definitive Documents and any other agreements that are necessary or advisable to effectuate and consummate the Transactions, in each case as promptly as reasonably practicable;

(d) to the extent any legal or structural impediment arises that would prevent, hinder, or delay the consummation of the Transactions, support and take all steps reasonably necessary or desirable to address any such impediment, and negotiate in good faith any appropriate additional or alternative provisions or agreements to address any such impediment;

(e) support and take all commercially reasonable actions necessary to facilitate the implementation and consummation of the Transactions, including, without limitation, voting and exercising any powers or rights available to it (including in any board, shareholders’, creditors’, or noteholders’ meeting or in any process requiring voting, approval or any action to which they are legally entitled to participate, including, as applicable, and solely to the extent required by the Transaction Support Agreement, tendering any Public Notes and delivering irrevocable consents with respect to any Public Notes in connection with the Transactions), in each case, in favor of any matter requiring voting, approval, or action to the extent reasonably necessary to implement the Transactions;

(f) inform the Initial Backstop Commitment Parties, directly or through Davis Polk & Wardwell LLP, within two (2) Business Days after becoming aware of (i) a breach of this Agreement (including a breach by any Company Party); or (ii) any representation or statement made or deemed to be made by any Company Party under this Agreement which is or proves to have been incorrect or misleading in any material respect when made or deemed to be made.

Section 6.5 Additional Commitments of the Company Parties and Backstop Commitment Parties. During the Pre-Closing Period, (i) each of the Company Parties, with respect to subsections (a)-(g) of this below Section 6.5, shall not, and shall cause each of its direct and indirect Subsidiaries to not directly or indirectly, and (ii) each of the Backstop Commitment Parties, with respect to subsections (a)-(b) of this below Section 6.5 shall not:

(a) object to, delay, impede, or take any other action to interfere with the acceptance, implementation, or consummation of the Transactions, other than as permitted herein;

(b) take any actions inconsistent with, or fail or omit to take an action that is required by, this Agreement, the Transaction Support Agreement, the Term Sheet or the Definitive Documents;

(c) without the consent (not to be unreasonably withheld, conditioned, or delayed) of the Required Backstop Commitment Parties, take any action or inaction that would cause a change to the tax status of any Company Party, or transfer any asset or right of any Company Party or any material asset or right used in the business of the Company Parties to any Person outside the ordinary course of business; provided that (i) the Parties expressly acknowledge that the adoption and operation of a Stockholder Rights Plan as delivered to Davis Polk & Wardwell LLP (as counsel to the Initial Backstop Commitment Parties (subject to revisions that are (i) necessary to implement clause (b) of section 8.05 of the Transaction Support Agreement or (ii) not adverse to the Initial Backstop Commitment Parties), shall not constitute a breach by any Company Party under this Agreement;

(d) without the consent of the Required Backstop Commitment Parties, enter into any merger, consolidation, disposition, recapitalization, loan, investment, dividend, incurrence of indebtedness, or liens, or other similar transaction outside of the ordinary course of business other than the Transactions; provided that the Parties expressly acknowledge that the adoption and operation of a Stockholder Rights Plan as delivered to Davis Polk & Wardwell LLP (as counsel to the Initial Backstop Commitment Parties (subject to revisions that are (i) necessary to implement clause (b) of section 8.05 of the Transaction Support Agreement or (ii) not adverse to the Initial Backstop Commitment Parties), shall not constitute a breach by any Company Party under this Agreement and (ii) the Company Parties may (A) incur up to $250 million of additional indebtedness (which indebtedness may be secured), (B) replace letters of credit under the Credit Facility without violating this Agreement and (C) solely to the extent the proceeds of such transactions are reinvested in the WeWork and its Subsidiaries, make other customary investments and merger and acquisition transactions in an aggregate amount not to exceed $100 million;

(e) without the consent of the Required Backstop Commitment Parties, make any material amendment, material modification, material waiver, material supplement, material restatement, or other material change to, or terminate, any Material Contract outside the ordinary course of business; provided that (A) the Parties expressly acknowledge that the adoption and operation of a Stockholder Rights Plan as delivered to Davis Polk & Wardwell LLP (as counsel to the Initial Backstop Commitment Parties (subject to revisions that are (i) necessary to implement clause (b) of section 8.05 of the Transaction Support Agreement or (ii) not adverse to the Initial Backstop Commitment Parties), shall not constitute a breach by any Company Party under this Agreement and (B) the Company Parties may (i) take any such action contemplated by the Transactions and any other agreements or transactions related thereto or (ii) replace letters of credit under the Credit Facility without violating this Agreement; or

(f) without the consent of the Required Backstop Commitment Parties (not to be unreasonably withheld, conditioned, or delayed), become a party to, establish, adopt, amend, or terminate any collective bargaining agreement or other agreement with a labor union, works council, or similar organization, in each case other than as required by Law.

Section 6.6 [Reserved.]

Section 6.7 Cooperation and Support. (a) Without in any way limiting any other respective obligation of any Company Party or any Backstop Commitment Party in this Agreement, each Party shall, consistent with the Transaction Documents, use commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable in order to consummate and make effective the Transactions contemplated by this Agreement, the Transaction Support Agreement, and the Definitive Documents.

Section 6.8 Blue Sky. The Company Parties shall, on or before the Closing Date, take such action as the Company Parties shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the New Money Securities (including any Unsubscribed Securities and any New Money Securities issued on account of the Backstop Commitment Premium) issued hereunder for sale to the Backstop Commitment Parties at the Closing Date pursuant to this Agreement under applicable securities and “Blue Sky” Laws of the states of the United States (or to obtain an exemption from such qualification) and any applicable foreign jurisdictions, and shall provide evidence of any such action so taken to the Backstop Commitment Parties on or prior to the Closing Date. The Company Parties shall timely make all filings and reports relating to the offer and sale of the New Money Securities (including any Unsubscribed Securities and any New Money Securities issued on account of the Backstop Commitment Premium) issued hereunder required under applicable securities and “Blue Sky” Laws of the states of the United States following the Closing Date. The Company Parties shall pay all fees and expenses in connection with satisfying its obligations under this Section 6.8.

Section 6.9 No Integration; No General Solicitation. Neither the Company Parties nor any of their affiliates (as defined in Rule 501(b) of Regulation D promulgated under the Securities Act) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act) that is or will be integrated with the sale of the New Money Securities (including any Unsubscribed Securities and any New Money Securities issued on account of the Backstop Commitment Premium) in a manner that would require registration of the New Money Securities (including any Unsubscribed Securities and any New Money Securities issued on account of the Backstop Commitment Premium) to be issued by the Company Parties on the Closing Date under the Securities Act. No Company Party or any of its affiliates or any other Person acting on its or its behalf will solicit offers for, or offer or sell, any New Money Securities (including any Unsubscribed Securities and any New Money Securities issued on account of the Backstop Commitment Premium) by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D promulgated under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

Section 6.10 Use of Proceeds. The Company Parties will apply the proceeds from the sale of the New Money Securities (including any Unsubscribed Securities) for the purposes identified in the Offering Memorandum.

Section 6.11 Notes Legend. Each certificate evidencing all New Money Securities, including any Unsubscribed Securities and New Money Securities representing Backstop Commitment Premium, in each case that are issued in connection with this Agreement, shall contain the restrictive legends (the “Legend”) as set forth in the indenture governing the New Money Securities.

Section 6.12 [Reserved.]

Section 6.13 Listing. The issued shares of common stock of WeWork shall remain listed on the New York Stock Exchange at Closing.

Section 6.14 DTC Eligibility. To the extent permitted by DTC, the Company Parties shall use commercially reasonable efforts to promptly make all New Money Securities (including any Unsubscribed Securities and any New Money Securities issued on account of the Backstop Commitment Premium) deliverable to the Backstop Commitment Parties eligible for deposit with DTC.

Section 6.15 Alternative Transactions. The Company Parties shall not engage in negotiations or otherwise pursue or enter into any Alternative Transaction on or prior to Closing.

ARTICLE VII

ADDITIONAL PROVISIONS REGARDING FIDUCIARY OBLIGATIONS

Section 7.1 Fiduciary Out. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall require any Company Party or the board of directors, board of managers, or similar governing body of any Company Party, based on the advice of outside legal counsel, in good faith, to take any action or to refrain from taking any action with respect to the Transactions to the extent taking or failing to take such action would be inconsistent with applicable Law or its fiduciary obligations under applicable Law, and any such action or inaction pursuant to this Section 7.1 shall not be deemed to constitute a breach of this Agreement. The Company Parties shall notify the Initial Backstop Commitment Parties, directly or through Davis Polk & Wardwell LLP, of any determination to take any action or to refrain from taking any action pursuant to this Section 7.1 within forty-eight hours following such determination. This Section 7.1 shall not impede any Party’s right to terminate this Agreement.

ARTICLE VIII

CONDITIONS TO THE OBLIGATIONS OF THE PARTIES

Section 8.1 Conditions to the Obligations of the Backstop Commitment Parties. The obligations of each Backstop Commitment Party to fund its Backstop Amount shall be subject to (unless waived by the Required Backstop Commitment Parties) the satisfaction of the following conditions prior to or at the Closing:

(a) Exchange Offer. The Exchange Offer shall have been consummated or shall be consummated substantially concurrent with Closing, in all material respects, in accordance with the Offering Memorandum, and the Settlement Date shall have occurred or shall occur substantially concurrent with Closing.

(b) Expense Reimbursement. The Company Parties shall have paid all unpaid Expense Reimbursement (to the extent invoiced at least three (3) Business Days before the date of Closing) (in accordance with Section 3.3 and the terms of this Agreement).

(c) Consents. All governmental and third-party notifications, filings, consents, waivers and approvals required for the consummation of the transactions contemplated by this Agreement, the Transaction Support Agreement, the Term Sheet or the Offering Memorandum shall have been made or received.

(d) No Legal Impediment to Issuance. No Law or Order shall have been enacted, adopted or issued by any Governmental Unit that prohibits the implementation of the Transactions contemplated by this Agreement, the Transaction Support Agreement, the Term Sheet or the Offering Memorandum.

(e) Representations and Warranties.

(i) The representations and warranties of the Company Parties contained in Sections 4.1 (Organization and Qualification), 4.2 (Corporate Power and Authority), 4.3 (Execution and Delivery; Enforceability), 4.4 (Authorized and Issued Capital Shares), 4.5 (Issuance), 4.7 (No Conflict), 4.13 (No Violation; Compliance with Laws), 4.26 (No Unlawful Payments), 4.27 (Compliance with Money Laundering Laws), 4.28 (Compliance with Sanctions Laws), 4.30 (Investment Company Act), 4.35 (Security Documents; Intercreditor Agreements), and 4.36 (Solvency of Issuer) shall be true and correct in all respects on and as of the date of this Agreement and the Closing Date with the same effect as if made on and as of the Closing Date (except for such representations and warranties made as of a specified date, which shall be true and correct only as of the specified date).

(ii) The representations and warranties of the Company Parties contained in this Agreement (other than those referred to in clause (i) above) shall be true and correct on and as of the date of this Agreement and the Closing Date with the same effect as if made on and as of the Closing Date (except for such representations and warranties made as of a specified date, which shall be true and correct only as of the specified date).

(f) Covenants. The Company Parties shall have performed and complied, in all material respects, with all of their respective covenants and agreements contained in this Agreement that contemplate, by their terms, performance or compliance prior to the Closing Date.

(g) Material Adverse Effect. There shall not have occurred, and there shall not exist, (i) any Event, development, occurrence or change that constitutes a Material Adverse Effect, or (ii) any default or event of default under any Material Contract, including any Default or Event of Default (as each is defined under the Credit Facility) that has occurred and is continuing under any Credit Facility to the extent such default or event of default has not been expressly waived or cured pursuant to the relevant documents.

(h) Officer’s Certificate. The Backstop Commitment Parties shall have received on and as of the Closing Date a certificate of the chief executive officer or chief financial officer of WeWork LLC confirming that the conditions set forth in Sections 8.1(e), (f), and (g) have been satisfied.

(i) Execution of the Definitive Documents. Entry into the Definitive Documents, as required in accordance with the terms of the Transaction Support Agreement, in each case reasonably acceptable in form and substance reasonably acceptable to the Required Backstop Commitment Parties.

(j) Transaction Support Agreement. The Transaction Support Agreement shall be in full force and effect and shall not have been terminated.

(k) Backstop Commitment Premium. The Company Parties shall have paid (or such amounts shall be paid concurrently with the Closing) to each Backstop Commitment Party the applicable Backstop Commitment Premium payable to such Backstop Commitment Party as set forth in Section 3.2 herein.

(l) Funding Notice. The Backstop Commitment Parties shall have received the Funding Notice in accordance with the terms of this Agreement.

(m) Consummation of the Transactions. Each of the Transactions has been consummated pursuant to the applicable terms of this Agreement, the Transaction Support Agreement, the Term Sheet, the Softbank Commitment Agreement, the Offering Memorandum and the Definitive Documents.

(n) Security Documents.

(i) The Backstop Commitment Parties shall have received each of the Security Documents, duly executed and delivered by the Company Parties and the Guarantors and the Collateral Trustee;

(ii) The Backstop Commitment Parties shall have received the results of a recent lien search with respect to the Company Parties and the Guarantors in the jurisdiction where each such Company Party and Guarantor is located, and such search results shall reveal no liens on any assets of the Company Parties and the Guarantors except for Permitted Liens or liens discharged substantially concurrently with or prior to the Closing Date;

(iii) The Backstop Commitment Parties shall have received appropriate UCC and intellectual property filings with respect to the Collateral, duly executed to the extent applicable, which are in a form ready to be filed, in form and substance reasonably satisfactory to the Backstop Commitment Parties; and

(iv) With respect to any Collateral that is required to be delivered pursuant to the terms of the Security Agreement, the Company Parties shall have used commercially reasonable efforts to deliver (or cause to be delivered) collateral trust letter(s) (or the equivalent thereof) in form and substance reasonably satisfactory to the Backstop Commitment Parties and the Company Parties.

Section 8.2 Notes Terms. Upon the Closing, the terms of the New Money Securities (including any Unsubscribed Securities) shall conform in all respects to the terms described in the Offering Memorandum.

Section 8.3 Waiver of Conditions to Obligations of Backstop Commitment Parties. All or any of the conditions set forth in Section 8.1 may only be waived in whole or in part with respect to all Backstop Commitment Parties by a written instrument (with email being sufficient) executed by the Required Backstop Commitment Parties in their sole discretion and if so waived, all Backstop Commitment Parties shall be bound by such waiver.

Section 8.4 Conditions to the Obligations of the Company Parties. The obligations of the Company Parties to consummate the Transactions contemplated hereby with any Backstop Commitment Party is subject to (unless waived by the Company Parties by a written instrument (with email being sufficient)) the satisfaction of each of the following conditions:

(a) No Legal Impediment to Issuance. No Law or Order shall have been enacted, adopted or issued by any Governmental Unit that prohibits the implementation of the Transactions contemplated by this Agreement.

(b) Representations and Warranties. The representations and warranties of the Backstop Commitment Parties contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of the Closing Date (except for such representations and warranties made as of a specified date, which shall be true and correct in all material respects only as of the specified date).

(c) Consents. All governmental and third-party notifications, filings, consents, waivers and approvals required for the consummation of the Transactions contemplated by this Agreement and the Transaction Support Agreement shall have been made or received.

(d) Covenants. The Backstop Commitment Parties shall have performed and complied, in all material respects, with all of their respective covenants and agreements contained in this Agreement that contemplate, by their terms, performance or compliance prior to the Closing Date.

(e) Transaction Support Agreement. The Transaction Support Agreement shall be in full force and effect and shall not have been terminated.

ARTICLE IX

INDEMNIFICATION AND CONTRIBUTION

Section 9.1 Indemnification Obligations. Effective as of the date hereof, the Company Parties (the “Indemnifying Parties,” and each, an “Indemnifying Party”) shall, jointly and severally, indemnify and hold harmless each Backstop Commitment Party and its Affiliates, equity holders, members, partners, general partners, managers and its and their respective Representatives and controlling persons (each, an “Indemnified Person”) from and against any and all losses, claims, damages, liabilities and costs and expenses (other than Taxes of the Backstop Commitment Parties except to the extent otherwise provided for in this Agreement) (collectively, “Losses”) that any such Indemnified Person may incur or to which any such Indemnified Person may become subject arising out of or in connection with this Agreement (including funding of the Backstop Commitment and payment of the Expense Reimbursement, the Backstop Commitment Premium or the use of the proceeds of the New Money Securities) or any claim, challenge, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any Indemnified Person is a party thereto, whether or not such proceedings are brought by the Company Parties, their respective equity holders, Affiliates, creditors or any other Person, and reimburse each Indemnified Person upon demand for reasonable documented out-of-pocket (with such documentation subject to redaction to preserve attorney client and work product privileges) legal or other third-party expenses incurred in connection with investigating, preparing to defend or defending, or providing evidence in or preparing to serve or serving as a witness with respect to, any lawsuit, investigation, claim or other proceeding relating to any of the foregoing (including in connection with the enforcement of the indemnification obligations set forth herein), irrespective of whether or not the transactions contemplated by this Agreement are consummated or whether or not this Agreement is terminated; provided that the foregoing indemnity will not, as to any Indemnified Person, apply to Losses (a) to the extent they are found by a final, non-appealable judgement of a court of competent jurisdiction to arise from the willful and material breach of this Agreement by such Indemnified Party, (b) to the extent they are found by a final, non-appealable judgment of a court of competent jurisdiction to arise from the willful misconduct, bad faith or gross negligence of such Indemnified Person, or (c) any disputes solely among the Indemnified Parties and not arising out of or related to any act or omission of any of the Company Parties.

Section 9.2 Indemnification Procedure. Promptly after receipt by an Indemnified Person of notice of the commencement of any claim, challenge, litigation, investigation or proceeding (an “Indemnified Claim”), such Indemnified Person will, if a claim is to be made hereunder against the Indemnifying Party in respect thereof, notify the Indemnifying Party in writing of the commencement thereof; provided that the omission to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability that it may have hereunder except to the extent it has been materially prejudiced by such failure. In case any such Indemnified Claims are brought against any Indemnified Person and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein, and, at its election by providing written notice to such Indemnified Person, the Indemnifying Party will be entitled to assume the defense thereof or participation therein, with counsel reasonably acceptable to such Indemnified Person; provided further, that if the parties (including any impleaded parties) to any such Indemnified Claims include both such Indemnified Person and the Indemnifying Party and based on advice of such Indemnified Person’s counsel there are legal defenses available to such Indemnified Person that are different from or additional to those available to the Indemnifying Party, such Indemnified Person shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such Indemnified Claims. Upon receipt of notice from the Indemnifying Party to such Indemnified Person of its election to so assume the defense of such Indemnified Claims with counsel reasonably acceptable to the Indemnified Person, the Indemnifying Party shall not be liable to such Indemnified Person for expenses incurred by such Indemnified Person in connection with the defense thereof or participation therein (other than reasonable documented out-of-pocket costs of investigation) unless (i) such Indemnified Person shall have employed separate counsel (in addition to any local counsel) in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the Indemnifying Party shall not be liable for the expenses of more than one separate counsel representing the Indemnified Persons who are parties to such Indemnified Claims (in addition to one local counsel in each jurisdiction in which local counsel is required)), (ii) the Indemnifying Party shall not have employed counsel reasonably acceptable to such Indemnified Person to represent such Indemnified Person within a reasonable time after the Indemnifying Party has received notice of commencement of the Indemnified Claims from, or delivered on behalf of, the Indemnified Person, (iii) after the Indemnifying Party assumes the defense of the Indemnified Claims, the Indemnified Person determines in good faith that the Indemnifying Party has failed or is failing to defend such claim and provides written notice of such determination, and such failure is not reasonably cured within ten (10) Business Days following receipt of such notice by the Indemnifying Party, or (iv) the Indemnifying Party shall have authorized in writing the employment of counsel for such Indemnified Person.

Section 9.3 Settlement of Indemnified Claims. The Indemnifying Party shall not be liable for any settlement of any Indemnified Claims effected by such Indemnified Person without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed). If any settlement of any Indemnified Claims is consummated with the written consent of the Indemnifying Party or if there is a final judgment for the plaintiff in any such Indemnified Claims, the Indemnifying Party agrees to indemnify and hold harmless each Indemnified Person from and against any and all Losses by reason of such settlement or judgment to the extent such Losses are otherwise subject to indemnification by the Indemnifying Party hereunder in accordance with, and subject to the limitations of, this Article IX. Notwithstanding anything in this Article IX to the contrary, if at any time an Indemnified Person shall have requested the Indemnifying Party to reimburse such Indemnified Person for legal or other expenses in connection with investigating, responding to or defending any Indemnified Claims as contemplated by this Article IX, the Indemnifying Party shall be liable for any settlement of any Indemnified Claims effected without its written consent if (a) such settlement is entered into more than thirty (30) days after receipt by the Indemnifying Party of such request for reimbursement and (b) the Indemnifying Party shall not have reimbursed such Indemnified Person in accordance with such request prior to the date of such settlement. The Indemnifying Party shall not, without the prior written consent of an Indemnified Person (which consent shall be granted or withheld, conditioned or delayed in the Indemnified Person’s sole discretion), effect any settlement of any pending or threatened Indemnified Claims in respect of which indemnity or contribution has been sought hereunder by such Indemnified Person unless (i) such settlement includes an unconditional release of such Indemnified Person in form and substance reasonably satisfactory to such Indemnified Person from all liability on the claims that are the subject matter of such Indemnified Claims and (ii) such settlement does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

Section 9.4 Contribution. If for any reason the foregoing indemnification is unavailable to any Indemnified Person or insufficient to hold it harmless from Losses that are subject to indemnification pursuant to Section 9.1, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Person as a result of such Loss in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party, on the one hand, and such Indemnified Person, on the other hand, but also the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Person, on the other hand, as well as any relevant equitable considerations. It is hereby agreed that the relative benefits to the Indemnifying Party, on the one hand, and all Indemnified Persons, on the other hand, shall be deemed to be in the same proportion as (a) the total value received or proposed to be received by the Company Parties pursuant to the issuance and sale of the New Money Securities contemplated by this Agreement and (b) the Backstop Commitment Premium paid or proposed to be paid to the Backstop Commitment Parties. Subject to Section 10.6, the Indemnifying Parties also agree that no Indemnified Person shall have any liability based on their comparative or contributory negligence or otherwise to the Indemnifying Parties, any Person asserting claims on behalf of or in right of any of the Indemnifying Parties, or any other Person in connection with an Indemnified Claim.

Section 9.5 Treatment of Indemnification Payments. All amounts paid by an Indemnifying Party to an Indemnified Person under this Article IX shall, to the extent permitted by applicable Law, be treated for all Tax purposes as adjustments to the Backstop Commitment Premium of such Indemnified Person, as the case may be, or, to the extent arising after the Closing Date, the Backstop Amount purchased by such Indemnified Person, as applicable. The provisions of this Article IX are an integral part of the transactions contemplated by this Agreement and without these provisions the Backstop Commitment Parties would not have entered into this Agreement.

Section 9.6 No Survival. All representations, warranties, covenants and agreements made in this Agreement shall not survive the Closing Date except for covenants and agreements that by their express terms are to be satisfied after the Closing Date, which covenants and agreements shall survive until satisfied in accordance with their terms. Notwithstanding the foregoing, the indemnification and other obligations of each of the Company Parties pursuant to this Article IX and the other obligations set forth in Section 10.6 shall survive the Closing Date until the latest date permitted by applicable Law.

ARTICLE X

TERMINATION

Section 10.1 Consensual Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by mutual written consent of the Company Parties and the Required Backstop Commitment Parties.

Section 10.2 Automatic Termination. This Agreement shall terminate automatically as to all Parties without further action or notice by any Party if any of the following occurs:

(a) upon Closing;

(b) the Exchange Offer is not launched on or before 11:59 p.m., New York City time, on April 15, 2023 (or such later date as agreed to by the Required Backstop Commitment Parties) in a manner consistent with the Transaction Support Agreement and the Term Sheet.

(c) any Company Party or any of its respective material Subsidiaries commences insolvency proceedings, including (A) voluntarily commencing any case or filing any petition seeking bankruptcy, winding up, dissolution, liquidation, administration, moratorium, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, administrative receivership or similar law now or hereafter in effect, (B) consenting to the institution of, or failing to contest in a timely and appropriate manner, any involuntary proceeding or petition described above, (C) filing an answer admitting the material allegations of a petition filed against it in any such proceeding, (D) applying for or consenting to the appointment of a receiver, administrator, administrative receiver, trustee, custodian, sequestrator, conservator or similar official for a Company Party for a substantial part of its assets or (E) making a general assignment or arrangement for the benefit of creditors; provided in each case that such insolvency proceeding is not dismissed, vacated or otherwise closed within five (5) Business Days following notice thereof to the Company Parties by the Required Backstop Commitment Parties;

(d) the entry of an order, judgment or decree adjudicating the Company Parties or any of their respective material Subsidiaries bankrupt or insolvent; provided that such order, judgment or decree is not overturned or vacated within five (5) Business Days following notice thereof to the Required Backstop Commitment Parties; or

(e) the taking of any binding corporate action by any of the Company Parties or any of their respective material Subsidiaries in furtherance of any action described in the foregoing clauses (d) and (e).

Section 10.3 Termination by the Company Parties. This Agreement may be terminated by the Company Parties upon written notice to each Backstop Commitment Party upon the occurrence of any of the following Events, subject to the rights of the Company Parties to fully and conditionally waive, in writing, on a prospective or retroactive basis the occurrence of such Event:

(a) the Transaction Support Agreement is terminated in accordance with its terms; or

(b) if the Company Parties do not receive the Aggregate Backstop Amount (after accounting for any Backstop Amounts expected to be provided by Specified Funding Parties on the Closing Date pursuant to Section 2.4(b)) pursuant to this Agreement on the Backstop Funding Date (subject to the right of the Required Backstop Commitment Parties to arrange a Backstop Commitment Party Replacement in accordance with Section 2.3(a); provided that any termination pursuant to this Section 10.3(b) shall not relieve or otherwise limit the liability of any Defaulting Backstop Commitment Party hereto for any breach or violation of its obligations under this Agreement or any documents or instruments delivered in connection herewith; or

(c) the issuance by any Governmental Body, including any regulatory authority or court of competent jurisdiction, of any final, non-appealable ruling, judgment, decision, determination, or order that (i) enjoins the consummation of a material portion of the Transactions or renders the Transactions illegal or impossible and (ii) remains in effect for ten (10) Business Days after any Company Party transmits a written notice in accordance with Section 11.1 detailing any such issuance; provided, that this termination right shall not apply to or be exercised by any of the Company Parties if it sought or requested such ruling, judgment, decision, determination, or order in contravention of any obligation or restriction set out in this Agreement.

Section 10.4 Termination by the Required Backstop Commitment Parties. This Agreement may be terminated by the Required Backstop Commitment Parties upon written notice to the Company Parties if:

(a) the Transaction Support Agreement has been terminated as to the Company Parties in accordance with its terms;

(b) (i) any Company Party shall have breached any representation, warranty, covenant or other agreement made by the Company Parties in this Agreement or any such representation or warranty shall have become inaccurate and such breach or inaccuracy would, individually or in the aggregate, cause a condition set forth in Sections 8.1(e), 8.1(f) or 8.1(g) not to be satisfied, (ii) the Required Backstop Commitment Parties shall have delivered written notice of such breach or inaccuracy to the Company Parties, and (iii) if such breach or inaccuracy is capable of being cured, such breach or inaccuracy is not cured by the Company Parties by the earlier of (x) the tenth (10th) Business Day after receipt of such notice, and (y) the third (3rd) Business Day prior to the Outside Date; provided that this Agreement may not be terminated pursuant to this Section 10.4(b) if the Required Backstop Commitment Parties are then in willful or intentional breach of this Agreement;

(c) the breach in any material respect by a Company Party of any of the respective representations, warranties, covenants, or obligations of the Company Parties set forth in the Transaction Support Agreement or in any Definitive Document (other than this Agreement) that (i) is materially adverse to the Backstop Commitment Parties and (ii) (if susceptible to cure) has not been cured before the earlier of (i) five (5) Business Days after the Required Backstop Commitment Parties transmit a written notice to the Company Parties detailing any such breach of the Transaction Support Agreement or in any Definitive Document (other than this Agreement) or (ii) two (2) Business Days prior to any proposed Closing Date;

(d) the breach in any material respect by SoftBank of any of the respective representations, warranties, covenants or obligations of SoftBank set forth in the Transaction Support Agreement or any other agreement to be entered into in connection with the Transactions that (i) is materially adverse to the Backstop Commitment Parties and (ii) (if susceptible to cure) remains uncured for five (5) Business Days the Required Backstop Commitment Parties transmit a written notice to the Company Parties detailing any such breach;

(e) the issuance by any Governmental Body, including any regulatory authority or court of competent jurisdiction, of any final, non-appealable ruling or Order that (i) enjoins the consummation of a material portion of the Transactions and (ii) remains in effect for thirty (30) Business Days after, the Required Backstop Commitment Parties transmit a written notice to the Company Parties detailing any such issuance;

(f) any Company Party (i) publicly announces its intention to pursue, consummates, or enters into a binding agreement to consummate, in each case, an Alternative Transaction, (ii) exercises its rights, or provides notice under, Section 7.1 or (iii) publicly announces its intention to not pursue the Transactions;

(g) any Company Party has breached, in any material respect, any of its obligations under the Existing Documents or any related guarantees, security documents, agreements, amendments, instruments or other relevant documents; provided that such breach has not been expressly waived or cured pursuant to the relevant documents;

(h) the occurrence of a default set forth in any of the Existing Documents; provided that such default has not been expressly waived or cured pursuant to the relevant documents;

(i) any Definitive Document does not comply with section 3 of the Transaction Support Agreement;

(j) the failure of the Company Parties to pay the documented and invoiced fees, costs, and out-of-pocket expenses of the Initial Backstop Committee Advisors in accordance with Section 3.3 of this Agreement;

(k) there shall have occurred any event or condition that has had or would be reasonably expected to have a Material Adverse Effect, in each case as compared to such business, operations, assets, liabilities or financial condition as of the date hereof, and such Material Adverse Effect is, if capable of being remedied or cured, not remedied or cured within ten (10) Business Days of the occurrence thereof;

(l) the Third-Party Commitment Agreement ceases to be in full force and effect with respect to all parties thereto

(m) the Company Parties file any cause of action against and/or seek to restrict or hinder the enforcement of any rights of the holders of Unsecured Notes Claims in their capacity as such that is inconsistent with this Agreement (or if the Company Parties support any such motion, application or adversary proceeding commenced by any third party or consent to the standing of any such third party);

(n) any Company Party (i) amends or modifies, or files a pleading seeking authority to amend or modify, this Agreement, the Transaction Support Agreement, the Term Sheet, the Offering Memorandum or any of the other Definitive Documents or any of the other Definitive Documents in a manner that is materially inconsistent with this Agreement; (ii) suspends or revokes the Transaction Agreements; or publicly announces its intention to take any such action listed in sub-clause (i) or (ii) of this subsection, in each case without the prior written consent of the Required Backstop Commitment Parties; or

(o) the termination of the Transaction Support Agreement in accordance with its terms.

Section 10.5 Termination by Backstop Commitment Parties. This Agreement may be terminated by any Backstop Commitment Party, with regard to itself only, by written notice to the Company Parties and the other Backstop Commitment Parties if the Closing does not occur by the Outside Date.

Section 10.6 Effect of Termination. (a) Upon termination of this Agreement pursuant to this Article X, this Agreement shall forthwith become void and of no force or effect and there shall be no further obligations or liabilities on the part of the Parties; provided that (i) subject to Section 2.3(b), the obligations of the Company Parties to pay the Expense Reimbursement pursuant to Article III, to satisfy their indemnification obligations pursuant to Article IX (and subject to Section 9.6) shall survive the termination of this Agreement and shall remain in full force and effect, in each case, until such obligations have been satisfied, and (ii) this Section 10.6 and Article XI shall survive the termination of this Agreement in accordance with their terms.

(b) Notwithstanding anything to the contrary contained herein, if this Agreement is terminated pursuant to Section 10.2, Section 10.3, Section 10.4 or Section 10.5 (other than for any Specified Termination Provision), then, as promptly as practicable and in any event no later than two (2) Business Days following such termination, the Company Parties shall pay or cause to be paid to the Backstop Commitment Parties that are not (x) Defaulting Backstop Commitment Parties or (y) Backstop Commitment Parties whose breach of this Agreement caused its termination by another Party, the Expense Reimbursement pursuant to Section 3.3 (in each case, excluding any such fees or other expenses referenced in this clause (ii) of any (A) Defaulting Backstop Commitment Party or (B) Backstop Commitment Party whose breach of this Agreement caused its termination by another Party); provided that any invoices shall not be required to contain individual time detail. Subject to Section 11.10, nothing in this Section 10.6 shall relieve any Party from liability for its breach of this Agreement.

ARTICLE XI

GENERAL PROVISIONS

Section 11.1 Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via electronic mail, mailed by registered or certified mail or delivered by an express courier to the Parties at the following addresses (or at such other address for a Party as may be specified by like notice):

(a)	If to a Company Party:

WeWork Inc.

75 Rockefeller Plaza, 10th Floor

New York, NY 10019

Attention:         Chief Legal Officer

Email:               ####

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Facsimile: (212) 757-3990

Attention:         Josh Sussberg, P.C.

     Sophia Hudson, P.C.

       Sharon Freiman

Email:         ####

       ####

       ####

and

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, IL 60654

Attention:   Chad Husnick, P.C.

       Joshua Altman

Email:         ####

       ####

(b) If to the Initial Backstop Commitment Parties (or to any of them), counsel to the Initial Backstop Commitment Parties, the Required Backstop Commitment Parties or any other Person to which notice is to be delivered hereunder, to the address set forth on each such Backstop Commitment Party’s signature page to this Agreement, with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Facsimile: (212) 701-5331

Attn:         Eli J. Vonnegut

         Pedro J. Bermeo

         Robert (Bodie) Stewart

         Stephen Ford

Email:       ####

         ####

         ####

         ####

Section 11.2 Assignment; Third-Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any Party (whether by operation of Law or otherwise) without the prior written consent of the Company Parties and the Required Backstop Commitment Parties, other than an assignment by a Backstop Commitment Party expressly permitted by Section 2.3 or Section 2.6 and any purported assignment in violation of this Section 11.2 shall be void ab initio and of no force or effect. Except as expressly provided in Article IX with respect to the Indemnified Persons, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person any rights or remedies under this Agreement other than the Parties.

Section 11.3 Prior Negotiations; Entire Agreement. (a) This Agreement (including the exhibits, the schedules, and the other documents and instruments referred to herein and in the Transaction Support Agreement) constitutes the entire agreement of the Parties and supersedes all prior agreements, arrangements or understandings, whether written or oral, among the Parties with respect to the subject matter of this Agreement, except that the Parties hereto acknowledge that any confidentiality agreements heretofore executed between or among the Parties and the Transaction Support Agreement will each continue in full force and effect.

Section 11.4 Governing Law; Venue. THIS AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION. By the execution and delivery of this Agreement, each of the Parties hereto hereby irrevocably and unconditionally agrees for itself that any action, suit, or proceeding against it with respect to any matter arising under or out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit, or proceeding may be brought in either a state or federal court of competent jurisdiction in the State and County of New York, Borough of Manhattan. By the execution and delivery of this Agreement, each of the Parties hereto hereby irrevocably accepts and submits itself to the exclusive jurisdiction of each such court, generally and unconditionally, with respect to any such action, suit, or proceeding. By executing and delivering this Agreement, each of the Parties hereto irrevocably and unconditionally submits to the personal jurisdiction of each such court described in this Section 11.4, solely for purposes of any action, suit, or proceeding arising out of or relating to this Agreement or for the recognition or enforcement of any judgment rendered or order entered in any such action, suit, or proceeding.

Section 11.5 Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY JURISDICTION IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE AMONG THE PARTIES UNDER THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR OTHERWISE. Each Party (a) certifies that, as of the date hereof, no representative, agent, or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other Parties have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 11.5.

Section 11.6 Counterparts. This Agreement may be executed in any number of counterparts, all of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the Parties and delivered to each other Party (including via facsimile or other electronic transmission), it being understood that each Party need not sign the same counterpart. Any facsimile or electronic signature shall be treated in all respects as having the same effect as having an original signature.

Section 11.7 Waivers and Amendments; Rights Cumulative; Consent. This Agreement may be amended, restated, modified or changed only by a written instrument (with email being sufficient) delivered by the Company Parties and the Required Backstop Commitment Parties; provided that, in addition, (a) any proposed amendment that would decrease the Backstop Commitment Percentage (which, for the avoidance of doubt, includes the Backstop Commitment), share of the Backstop Commitment Premium in connection with a pro rata reduction among all Backstop Commitment Parties (at the time directly preceding such amendment) shall require the prior written consent (with email being sufficient) of the Supermajority Backstop Commitment Parties; (b) any proposed modification, amendment, waiver or supplement that would, directly or indirectly, (i) increase the purchase price payable by a Backstop Commitment Party in respect of its New Money Securities (including any Unsubscribed Securities), (ii) increase a Backstop Commitment Party’s Backstop Commitment Percentage (which, for the avoidance of doubt, includes the Backstop Commitment) (iii) decrease the Backstop Commitment Percentage (which, for the avoidance of doubt, includes the Backstop Commitment), share of the Backstop Commitment Premium, on a non-pro rata basis; (iv) otherwise disproportionately and materially adversely affect a Backstop Commitment Party; or (v) modify a Significant Term shall require the prior written consent (with email being sufficient) of each affected Backstop Commitment Party.

Notwithstanding the foregoing, Schedule 1 shall be revised as necessary without requiring a written instrument to reflect conforming changes in the composition of the Backstop Commitment Parties and Backstop Commitment Percentages as a result of Transfers of any applicable Backstop Commitments permitted and consummated in compliance with the terms and conditions of this Agreement.

The terms and conditions of this Agreement (other than the conditions set forth in Section 8.1 and Section 8.4, the waiver of which shall be governed solely by Article VIII) may be waived (a) by the Company Parties only by a written instrument executed by the Company Parties and (b) by the Required Backstop Commitment Parties only by a written instrument executed by the Required Backstop Commitment Parties.

No delay on the part of any Party in exercising any right, power or privilege pursuant to this Agreement will operate as a waiver thereof, nor will any waiver on the part of any Party of any right, power or privilege pursuant to this Agreement, nor will any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement. The rights and remedies provided pursuant to this Agreement are cumulative and are not exclusive of any rights or remedies which any party hereto otherwise may have at law or in equity.

Section 11.8 Headings. The headings in this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.

Section 11.9 Specific Performance. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to an injunction or injunctions without the necessity of posting a bond to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Unless otherwise expressly stated in this Agreement, no right or remedy described or provided in this Agreement is intended to be exclusive or to preclude a Party from pursuing other rights and remedies to the extent available under this Agreement, at law or in equity.

Section 11.10 Damages. Notwithstanding anything to the contrary in this Agreement, none of the Parties will be liable for, and none of the Parties shall claim or seek to recover, any punitive, special, indirect or consequential damages or damages for lost profits in connection with the breach or termination of this Agreement.

Section 11.11 No Reliance. No Backstop Commitment Party or any of its Related Parties shall have any duties or obligations to the Backstop Commitment Parties in respect of this Agreement or the transactions contemplated hereby or thereby, except those expressly set forth herein. Without limiting the generality of the foregoing, (a) no Backstop Commitment Party or any of its Related Parties shall be subject to any fiduciary or other implied duties to the other Backstop Commitment Parties, (b) no Backstop Commitment Party or any of its Related Parties shall have any duty to take any discretionary action or exercise any discretionary powers on behalf of any other Backstop Commitment Party, (c) no Backstop Commitment Party or any of its Related Parties shall have any duty to the other Backstop Commitment Parties to obtain, through the exercise of diligence or otherwise, to investigate, confirm, or disclose to the other Backstop Commitment Parties any information relating to the Company Parties that may have been communicated to or obtained by such Backstop Commitment Party or any of its Affiliates in any capacity, (d) no Backstop Commitment Party may rely, and confirms that it has not relied, on any due diligence investigation that any other Backstop Commitment Party or any Person acting on behalf of such other Backstop Commitment Party may have conducted with respect to the Company Parties or any of their Affiliates or any of their respective securities, and (e) each Backstop Commitment Party acknowledges that no other Backstop Commitment Party is acting as a placement agent, initial purchaser, underwriter, broker or finder with respect to its Unsubscribed Securities or Backstop Commitment Percentage of its Backstop Commitment.

Section 11.12 Settlement Discussions. This Agreement and the transactions contemplated herein are part of a proposed settlement of a dispute between the Parties. Nothing herein shall be deemed an admission of any kind. Pursuant to Section 408 of the U.S. Federal Rule of Evidence and any applicable state rules of evidence, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any Legal Proceeding (other than a Legal Proceeding to approve or enforce the terms of this Agreement).

Section 11.13 Email Consents. Where a written consent, acceptance, approval, or waiver is required pursuant to or contemplated by this Agreement, such written consent, acceptance, approval, or waiver shall be deemed to have occurred if it is conveyed in writing (including electronic mail) between counsel to the Parties submitting and receiving such consent, acceptance, approval, or waiver, in each case without representations or warranties of any kind on behalf of such counsel.

Section 11.14 No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that certain of the Parties may be partnerships or limited liability companies, each Party covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any Party’s Affiliates or any of the respective Related Parties of such Party or of the Affiliates of such Party (in each case other than the Parties to this Agreement and each of their respective successors and permitted assignees under this Agreement), whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of such Related Parties, as such, for any obligation or liability of any Party under this Agreement or any documents or instruments delivered in connection herewith for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, that nothing in this Section 11.14 shall relieve or otherwise limit the liability of any Party hereto or any of their respective successors or permitted assigns for any breach or violation of its obligations under this Agreement or such other documents or instruments. For the avoidance of doubt, none of the Parties will have any recourse, be entitled to commence any proceeding or make any claim under this Agreement or in connection with the transactions contemplated hereby except against any of the Parties or their respective successors and permitted assigns, as applicable.

Section 11.15 Severability. In the event that any one or more of the provisions contained in this Agreement are held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein will not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto will be enforceable to the fullest extent permitted by law.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

WEWORK COMPANIES LLC

By:	/s/ Andre Fernandez
Name: Andre Fernandez
Title: Chief Financial Officer

WW CO-OBLIGOR INC.

By:	/s/ Andre Fernandez
Name: Andre Fernandez
Title: Chief Financial Officer

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

[Backstop Commitment Party]

By:
Name:
Title:
Address:
Email address:

[Signature Page to Backstop Commitment Agreement]

Schedule 1

Backstop Commitment Percentages of the Backstop Commitment Parties

Schedule 2

Public Notes

EXHIBIT A

FORM OF JOINDER FOR RELATED PURCHASER

Backstop Commitment Agreement (this “Joinder”) dated as of [•], by and among

[____________] (the “Transferor”) and [____________] (the “Transferee”).

W I T N E S S E T H:

WHEREAS, WeWork Companies LLC (“WeWork LLC”), WW Co-Obligor Inc. (“Co-Issuer”), and the Backstop Commitment Parties party thereto have heretofore executed and delivered the Backstop Commitment Agreement, dated as of [•], 2023 (as amended, supplemented, restated or otherwise modified from time to time, the “Agreement”);

WHEREAS, pursuant to Section 2.6(b) of the Agreement, each Backstop Commitment Party shall have the right to Transfer all or any portion of its Backstop Commitment to any Related Purchaser, subject to the terms and conditions set forth in the Agreement; and

WHEREAS, Transferor desires to sell to Transferee and Transferee desires to purchase from Transferor the Backstop Commitment Percentage set forth beneath its signature in the signature page hereto (the “Subject Transfer”);

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the Transferor and the Transferee covenant and agree as follows:

1.

Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement. The “General Provisions” set forth in Article XI of the Agreement shall be deemed to apply to this Joinder and are incorporated herein by reference, mutatis mutandis.

2.

Agreement to Transfer. The Transferor hereby agrees to Transfer to the Transferee, pursuant and subject to the terms and conditions set forth in the Agreement, the Backstop Commitment Percentage as set forth beneath its signature in the signature page hereto (and Schedule 1) to the Agreement shall be deemed to have been revised in accordance with the Agreement).

3.

Agreement to be Bound. The Transferee hereby agrees (a) to become a party to the Agreement as a Backstop Commitment Party and Party and as such will have all the rights and be subject to all of the obligations and agreements of a Backstop Commitment Party under the Agreement, (b) to purchase, pursuant and subject to the terms and conditions set forth in the Agreement, such principal amount of Unsubscribed Securities as corresponds to the Backstop Commitment Percentage. The Backstop Commitment Percentage Transferred to the Transferee pursuant to the Subject Transfer as of the date hereof are set forth on the signature page hereto (and Schedule 1 to the Agreement shall be deemed to have been revised in accordance with the Agreement); provided, however, that such Transferee’s Backstop Commitment Percentage may be modified after the date hereof, subject to the terms of the Agreement.

4.

Release of Obligations of Transferor. Upon consummation of the Subject Transfer, the Transferor shall be deemed to relinquish its rights and be released from its obligations under the Agreement with respect to the Subject Transfer.

5.

Representations and Warranties of the Transferor. The Transferor hereby represents and warrants that the Subject Transfer does not violate any of the provisions contained in Section 2.6(e) of the Agreement.

6.

Representations and Warranties of the Transferee. The Transferee hereby (a) represents and warrants that the Transferee is a Related Purchaser of the Transferor and (b) makes, to each of the other Parties, as to itself only and (unless otherwise set forth therein) as of the date hereof and as of the Closing Date, the representations and warranties set forth in Article V of the Agreement; provided, however, for purposes of any representation concerning Unsecured Notes Claims, the Transferee is only hereby making representations with respect to any such Claims that it actually holds on the date hereof (which may be none, in which case it makes no such representations).

7.

Governing Law. This Joinder shall be governed by and construed in accordance with the laws of the State of New York without regard for any conflict of law principles that would apply the laws of any other jurisdiction.

8.

Notice. All notices and other communications given or made to the Transferee in connection with the Agreement shall be made in accordance with Section 11.1 of the Agreement, to the address set forth under the Transferee’s signature in the signature pages hereto (and the Agreement shall be deemed to have been updated to include such notice information for the Transferee).

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned parties has caused this Joinder to be executed as of the date first written above.

TRANSFEROR:

[ ]

By:
Name:
Title:
Address:
Email:
Facsimile:

Backstop Commitment Percentage:

TRANSFEREE:

[ ]

By:
Name:
Title:
Address:
Email:
Facsimile:

Backstop Commitment Percentage:

EXHIBIT B-1

FORM OF JOINDER FOR EXISTING COMMITMENT PARTY PURCHASER

Backstop Commitment Agreement (this “Joinder”) dated as of [•], by and among

[____________] (the “Transferor”) and [____________] (the “Transferee”).

W I T N E S S E T H:

WHEREAS, WeWork Companies LLC (“WeWork LLC”), WW Co-Obligor Inc. (“Co-Issuer”), and the Backstop Commitment Parties party thereto have heretofore executed and delivered the Backstop Commitment Agreement, dated as of [•], 2023 (as amended, supplemented, restated or otherwise modified from time to time, the “Agreement”);

WHEREAS, pursuant to Section 2.6(c) of the Agreement, each Backstop Commitment Party shall have the right to Transfer all or any portion of its Backstop Commitment to any Existing Commitment Party Purchaser, subject to the terms and conditions set forth in the Agreement; and

WHEREAS, Transferor desires to sell to Transferee and Transferee desires to purchase from Transferor the Backstop Commitment Percentage set forth beneath its signature in the signature page hereto (the “Subject Transfer”);

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the Transferor and the Transferee covenant and agree as follows:

1.

Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement. The “General Provisions” set forth in Article XI of the Agreement shall be deemed to apply to this Joinder and are incorporated herein by reference, mutatis mutandis.

2.

Agreement to Transfer. The Transferor hereby agrees to Transfer to the Transferee, pursuant and subject to the terms and conditions set forth in the Agreement, the Backstop Commitment Percentage as set forth beneath its signature in the signature page hereto (and Schedule 1 to the Agreement shall be deemed to have been revised in accordance with the Agreement).

3.

Agreement to be Bound. The Transferee hereby agrees (a) to become a party to the Agreement as a Backstop Commitment Party and Party and as such will have all the rights and be subject to all of the obligations and agreements of a Backstop Commitment Party under the Agreement, (b) to purchase, pursuant and subject to the terms and conditions set forth in the Agreement, such principal amount of Unsubscribed Securities as corresponds to the Backstop Commitment Percentage. The Backstop Commitment Percentage Transferred to the Transferee pursuant to the Subject Transfer as of the date hereof are set forth on the signature page hereto (and Schedule 1 (as applicable) to the Agreement shall be deemed to have been revised in accordance with the Agreement); provided, however, that such Transferee’s Backstop Commitment Percentage may be modified after the date hereof, subject to the terms of the Agreement.

4.

Release of Obligations of Transferor. Upon consummation of the Subject Transfer, the Transferor shall be deemed to relinquish its rights and be released from its obligations under the Agreement with respect to the Subject Transfer.

5.

Representations and Warranties of the Transferor. The Transferor hereby represents and warrants that the Subject Transfer does not violate any of the provisions contained in Section 2.6(e) of the Agreement.

6.

Representations and Warranties of the Transferee. The Transferee hereby (a) represents and warrants that the Transferee is an Existing Commitment Party Purchaser (and not prior to the date hereof a Backstop Commitment Party) and (b) makes, to each of the other Parties, as to itself only and (unless otherwise set forth therein) as of the date hereof and as of the Closing Date, the representations and warranties set forth in Article V of the Agreement; provided, however, for purposes of any representation concerning Unsecured Notes Claims, the Transferee is only hereby making representations with respect to any such Claims that it actually holds on the date hereof (which may be none, in which case it makes no such representations).

7.

Governing Law. This Joinder shall be governed by and construed in accordance with the laws of the State of New York without regard for any conflict of law principles that would apply the laws of any other jurisdiction.

8.

Notice. All notices and other communications given or made to the Transferee in connection with the Agreement shall be made in accordance with Section 11.1 of the Agreement, to the address set forth under the Transferee’s signature in the signature pages hereto (and the Agreement shall be deemed to have been updated to include such notice information for the Transferee).

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned parties has caused this Joinder to be executed as of the date first written above.

TRANSFEROR:

[ ]

By:
Name:
Title:
Address:
Email:
Facsimile:

Backstop Commitment Percentage:

TRANSFEREE:

[ ]

By:
Name:
Title:
Address:
Email:
Facsimile:

Backstop Commitment Percentage:

EXHIBIT B-2

FORM OF AMENDMENT FOR EXISTING COMMITMENT PARTY PURCHASER

Backstop Commitment Agreement (this “Amendment”) dated as of [•], by and among

[____________] (the “Transferor”) and [____________] (the “Transferee”).

W I T N E S S E T H:

WHEREAS, WeWork Companies LLC (“WeWork LLC”), WW Co-Obligor Inc. (“Co-Issuer”), and the Backstop Commitment Parties party thereto have heretofore executed and delivered the Backstop Commitment Agreement, dated as of [•], 2023 (as amended, supplemented, restated or otherwise modified from time to time, the “Agreement”);

WHEREAS, pursuant to Section 2.6(c) of the Agreement, each Backstop Commitment Party shall have the right to Transfer all or any portion of its Backstop Commitment to any Existing Commitment Party Purchaser, subject to the terms and conditions set forth in the Agreement; and

WHEREAS, Transferor desires to sell to Transferee and Transferee desires to purchase from Transferor the Backstop Commitment Percentage set forth beneath its signature in the signature page hereto (the “Subject Transfer”);

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the Transferor, the Transferee, and the Company Parties covenant and agree as follows:

1.

Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement. The “General Provisions” set forth in Article XI of the Agreement shall be deemed to apply to this Amendment and are incorporated herein by reference, mutatis mutandis.

2.

Agreement to Transfer. The Transferor hereby agrees to Transfer to the Transferee, pursuant and subject to the terms and conditions set forth in the Agreement, the Backstop Commitment Percentage as set forth beneath its signature in the signature page hereto (and Schedule 1 to the Agreement shall be deemed to have been revised in accordance with the Agreement).

3.

Agreement to be Bound. The Transferee hereby agrees to purchase, pursuant and subject to the terms and conditions set forth in the Agreement, such principal amount of Unsubscribed Securities as corresponds to the Backstop Commitment Percentage. The Backstop Commitment Percentage Transferred to the Transferee pursuant to the Subject Transfer as of the date hereof are set forth on the signature page hereto (and Schedule 1 to the Agreement shall be deemed to have been revised in accordance with the Agreement); provided, however, that such Transferee’s Backstop Commitment Percentage may be decreased after the date hereof, subject to the terms of the Agreement.

4.

Release of Obligations of Transferor. Upon consummation of the Subject Transfer, the Transferor shall be deemed to relinquish its rights and be released from its obligations under the Agreement with respect to the Subject Transfer.

5.

Representations and Warranties of the Transferor. The Transferor hereby represents and warrants that the Subject Transfer does not violate any of the provisions contained in Section 2.6(e) of the Agreement.

6.

Representations and Warranties of the Transferee. The Transferee hereby (a) represents and warrants that the Transferee is an Existing Commitment Party Purchaser (and prior to the date hereof a Backstop Commitment Party) and (b) makes, to each of the other Parties, as to itself only and (unless otherwise set forth therein) as of the date hereof and as of the Closing Date, the representations and warranties set forth in Article V of the Agreement; provided, however, for purposes of any representation concerning Unsecured Notes Claims, the Transferee is only hereby making representations with respect to any such Claims that it actually holds on the date hereof (which may be none, in which case it makes no such representations).

7.

Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard for any conflict of law principles that would apply the laws of any other jurisdiction.

8.

Notice. All notices and other communications given or made to the Transferee in connection with the Agreement shall be made in accordance with Section 11.1 of the Agreement, to the address set forth under the Transferee’s signature in the signature pages hereto (and the Agreement shall be deemed to have been updated to include such notice information for the Transferee).

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned parties has caused this Amendment to be executed as of the date first written above.

TRANSFEROR:

[ ]

By:
Name:
Title:
Address:
Email:
Facsimile:

Backstop Commitment Percentage:

TRANSFEREE:

[ ]

By:
Name:
Title:
Address:
Email:
Facsimile:

Backstop Commitment Percentage:

Acknowledged and Agreed to:

[•]

listed on Schedule 1 of the Agreement

By:
Name:
Title:

EXHIBIT C

FORM OF JOINDER FOR NEW PURCHASER

Joinder to the Backstop Commitment Agreement (this “Joinder”) dated as of [•], by and among

[____________] (the “Transferor”) and [____________] (the “Transferee”).

W I T N E S S E T H:

WHEREAS, WeWork Companies LLC (“WeWork LLC”), WW Co-Obligor Inc. (“Co-Issuer”), and the Backstop Commitment Parties party thereto have heretofore executed and delivered the Backstop Commitment Agreement, dated as of [•], 2023 (as amended, supplemented, restated or otherwise modified from time to time, the “Agreement”);

WHEREAS, pursuant to Section 2.6(d) of the Agreement, each Backstop Commitment Party shall have the right to Transfer all or any portion of its Backstop Commitment to any New Purchaser, subject to the terms and conditions set forth in the Agreement; and

WHEREAS, Transferor desires to sell to Transferee and Transferee desires to purchase from Transferor the Backstop Commitment Percentage set forth beneath its signature in the signature page hereto (the “Subject Transfer”);

WHEREAS, the Subject Transfer has been consented to (or has been deemed consented to pursuant to Section 2.6(d) of the Agreement) by the Required Backstop Commitment Parties; and

WHEREAS, the Subject Transfer has been consented to (or has been deemed consented to pursuant to Section 2.6(d) of the Agreement) by the Company Parties;

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the Transferor and the Transferee covenant and agree as follows:

1.

Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement. The “General Provisions” set forth in Article XI of the Agreement shall be deemed to apply to this Joinder and are incorporated herein by reference, mutatis mutandis.

2.

Agreement to Transfer. The Transferor hereby agrees to Transfer to the Transferee, pursuant and subject to the terms and conditions set forth in the Agreement, the Backstop Commitment Percentage as set forth beneath its signature in the signature page hereto (and Schedule 1 to the Agreement shall be deemed to have been revised in accordance with the Agreement).

3.

Agreement to be Bound. The Transferee hereby agrees (a) to become a party to the Agreement as a Backstop Commitment Party and Party and as such will have all the rights and be subject to all of the obligations and agreements of a Backstop Commitment Party under the Agreement, (b) to purchase, pursuant and subject to the terms and conditions set forth in the Agreement, such principal amount of Unsubscribed Securities as corresponds to the Backstop Commitment Percentage. The Backstop Commitment Percentage Transferred to the Transferee pursuant to the Subject Transfer as of the date hereof are set forth on the signature page hereto (and Schedule 1 to the Agreement shall be deemed to have been revised in accordance with the Agreement); provided, however, that such Transferee’s Backstop Commitment Percentage may be modified after the date hereof, subject to the terms of the Agreement.

4.

Release of Obligations of Transferor. Upon consummation of the Subject Transfer, the Transferor shall be deemed to relinquish its rights and be released from its obligations under the Agreement with respect to the Subject Transfer.

5.

Representations and Warranties of the Transferor. The Transferor hereby represents and warrants that (a) the Subject Transfer has been consented to (or has been deemed consented to pursuant to Section 2.6(d) of the Agreement) by the Required Backstop Commitment Parties; (b) the Subject Transfer has been consented to (or has been deemed consented to pursuant to Section 2.6(d) of the Agreement) by the Company Parties; and (c) the Subject Transfer does not violate any of the provisions contained in Section 2.6(e) of the Agreement.

6.

Representations and Warranties of the Transferee. The Transferee hereby makes, to each of the other Parties, as to itself only and (unless otherwise set forth therein) as of the date hereof and as of the Closing Date, the representations and warranties set forth in Article V of the Agreement; provided, however, for purposes of any representation concerning Unsecured Notes Claims, the Transferee is only hereby making representations with respect to any such Claims that it actually holds on the date hereof (which may be none, in which case it makes no such representations).

7.

Governing Law. This Joinder shall be governed by and construed in accordance with the laws of the State of New York without regard for any conflict of law principles that would apply the laws of any other jurisdiction.

8.

Notice. All notices and other communications given or made to the Transferee in connection with the Agreement shall be made in accordance with Section 11.1 of the Agreement, to the address set forth under the Transferee’s signature in the signature pages hereto (and the Agreement shall be deemed to have been updated to include such notice information for the Transferee).

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned parties has caused this Joinder to be executed as of the date first written above.

TRANSFEROR:

[ ]

By:
Name:
Title:
Address:
Email:
Facsimile:

Backstop Commitment Percentage:

TRANSFEREE:

[ ]

By:
Name:
Title:
Address:
Email:
Facsimile:

Backstop Commitment Percentage: